    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 22, 2002
                                       SECURITIES ACT REGISTRATION NO. 333-82884
                                   INVESTMENT COMPANY REGISTRATION NO. 811-21037

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
             REGISTRATIONSTATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                          PRE-EFFECTIVE AMENDMENT NO. 1                     [X]

                          POST-EFFECTIVE AMENDMENT NO.                      [ ]
                                    AND/OR
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                   [X]

                                 AMENDMENT NO. 1                            [X]

                                  -------------

                     BLACKROCK NEW YORK MUNICIPAL BOND TRUST
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                              100 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (888) 825-2257
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                         RALPH L. SCHLOSSTEIN, PRESIDENT

                     BLACKROCK NEW YORK MUNICIPAL BOND TRUST
                               40 EAST 52ND STREET
                            NEW YORK, NEW YORK 10022
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  -------------

                                   COPIES TO:

              MICHAEL K. HOFFMAN, ESQ.              CYNTHIA G. COBDEN, ESQ.
   SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP       SIMPSON THACHER & BARTLETT
                 FOUR TIMES SQUARE                   425 LEXINGTON AVENUE
              NEW YORK, NEW YORK 10036              NEW YORK, NEW YORK 10017

                                  -------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.



       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
==================================================================================================================
                                                                PROPOSED            PROPOSED
                                           AMOUNT BEING     MAXIMUM OFFERING   MAXIMUM AGGREGATE      AMOUNT OF
  TITLE OF SECURITIES BEING REGISTERED      REGISTERED       PRICE PER UNIT    OFFERING PRICE(1)   REGISTRATION FEE
--------------------------------------- ------------------ ------------------ ------------------- -----------------
Common Shares, $.001 par value......... 4,000,000 shares   $ 15.00            $60,000,000         $5,520(2)
===================================================================================================================



(1)  Estimated solely for the purpose of calculating the registration fee.


(2)  Previously paid.



     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION
8(A), MAY DETERMINE.
================================================================================

                     BLACKROCK NEW YORK MUNICIPAL BOND TRUST

                              CROSS REFERENCE SHEET

                             PART A -- PROSPECTUS

                     ITEMS IN PART A OF FORM N-2                       LOCATION IN PROSPECTUS
                     ---------------------------                       ----------------------
Item 1.    Outside Front Cover ...........................  Cover page
Item 2.    Inside Front and Outside Back Cover Page.......  Cover page
Item 3.    Fee Table and Synopsis ........................  Prospectus Summary; Summary of Trust
                                                            Expenses
Item 4.    Financial Highlights ..........................  Not Applicable
Item 5.    Plan of Distribution ..........................  Cover Page; Prospectus Summary;
                                                            Underwriting
Item 6.    Selling Shareholders ..........................  Not Applicable
Item 7.    Use of Proceeds ...............................  Use of Proceeds; The Trust's Investments
Item 8.    General Description of the Registrant .........  The Trust; The Trust's Investments; Risks;
                                                            Description of Shares; Certain Provisions
                                                            in the Agreement and Declaration of
                                                            Trust; Closed-End Trust Structure;
                                                            Preferred Shares and Leverage
Item 9.    Management ....................................  Management of the Trust; Custodian and
                                                            Transfer Agent; Trust Expenses
Item 10.   Capital Stock, Long-Term Debt, and
           Other Securities ..............................  Description of Shares; Distributions;
                                                            Dividend Reinvestment Plan; Certain
                                                            Provisions in the Agreement and
                                                            Declaration of Trust; Tax Matters
Item 11.   Defaults and Arrears on Senior Securities .....  Not Applicable
Item 12.   Legal Proceedings .............................  Legal Opinions
Item 13.   Table of Contents of the Statement of
           Additional Information ........................  Table of Contents for the Statement of
                                                            Additional Information

                               PART B -- STATEMENT OF ADDITIONAL INFORMATION

Item 14.   Cover Page ....................................  Cover Page
Item 15.   Table of Contents .............................  Cover Page
Item 16.   General Information and History ...............  Not Applicable
Item 17.   Investment Objective and Policies .............  Investment Objective and Policies;
                                                            Investment Policies and Techniques; Other
                                                            Investment Policies and Techniques;
                                                            Portfolio Transactions
Item 18.   Management ....................................  Management of the Trust; Portfolio
                                                            Transactions and Brokerage
Item 19.   Control Persons and Principal Holders of
           Securities ....................................  Not Applicable
Item 20.   Investment Advisory and Other Services ........  Management of the Trust; Experts
Item 21.   Brokerage Allocation and Other Practices ......  Portfolio Transactions and Brokerage
Item 22.   Tax Status ....................................  Tax Matters; Distributions
Item 23.   Financial Statements ..........................  Financial Statements; Report of
                                                            Independent Auditors

                                        PART C -- OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION, DATED MARCH 22, 2002
PROSPECTUS

[BLACKROCK GRAPHIC OMITTED]

                                4,000,000 SHARES
                     BLACKROCK NEW YORK MUNICIPAL BOND TRUST
                                  COMMON SHARES

                                $15.00 PER SHARE
                                 --------------
     Investment Objective. BlackRock New York Municipal Bond Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes.

     Portfolio Contents. The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New York State and New York City personal income taxes. The Trust will invest in municipal bonds that, in the opinion of the Trust's investment advisor and sub-advisor, are underrated or undervalued. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will invest at least 80% of its Managed Assets (as defined herein) in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch")) or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub-advisor. The Trust may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub-advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more under current market conditions. The Trust cannot ensure that it will achieve its investment objective.

     No Prior History. Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol "BQH".

     Preferred Shares. Within approximately one to three months after completion of this offering of common shares, the Trust intends to offer preferred shares representing approximately 38% of the Trust's capital immediately after the issuance of such preferred shares. There can be no assurance, however, that preferred shares representing such percentage of the Trust's capital will actually be issued. The use of preferred shares to leverage the common shares can create risks.
                                 --------------

INVESTING IN THE COMMON SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" ON PAGE 20 OF THIS PROSPECTUS.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                                 --------------

                                                  PER SHARE     TOTAL
                                                 -----------   ------
     Public Offering Price                       $15.000       $
     Sales Load                                  $ 0.675       $
     Proceeds, before expenses, to the Trust     $14.325       $

   The Underwriters expect to deliver the common shares to purchasers on or
                                about     , 2002.
                                --------------
                              SALOMON SMITH BARNEY
A.G. EDWARDS & SONS, INC.    PRUDENTIAL SECURITIES                 UBS WARBURG
ADVEST, INC.                                              GRUNTAL & CO., L.L.C.


             , 2002.

     You should read the prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares and retain it
for future reference. A Statement of Additional Information, dated     , 2002,
containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 41 of this prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).



     The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



     The Underwriters named in this prospectus may purchase up to    additional
common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                                ----------------
                                TABLE OF CONTENTS




                                                                          PAGE
                                                                         -----
Prospectus Summary .....................................................   4
Summary of Trust Expenses ..............................................  11
The Trust ..............................................................  13
Use of Proceeds ........................................................  13
The Trust's Investments ................................................  13
Preferred Shares and Leverage ..........................................  18
Risks ..................................................................  20
How the Trust Manages Risk .............................................  23
Management of the Trust ................................................  25
Net Asset Value ........................................................  28
Distributions ..........................................................  29
Dividend Reinvestment Plan .............................................  29
Description of Shares ..................................................  31
Certain Provisions in the Agreement and Declaration of Trust ...........  33
Closed-End Trust Structure .............................................  35
Repurchase of Common Shares ............................................  35
Tax Matters ............................................................  35
Underwriting ...........................................................  38
Custodian and Transfer Agent ...........................................  40
Legal Opinions .........................................................  40
Table of Contents for the Statement of Additional Information ..........  41




                                ----------------
     UNTIL       , 2002 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL
DEALERS THAT BUY, SELL OR TRADE THE COMMON SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.


THE TRUST...................   BlackRock New York Municipal Bond Trust is a
                               newly organized, non-diversified, closed-end management investment company. Throughout the prospectus, we refer to BlackRock New York
                               Municipal Bond Trust simply as the "Trust" or as "we," "us" or "our." See "The Trust."



THE OFFERING................   The Trust is offering     common shares of
                               beneficial interest at $15.00 per share through a
                               group of underwriters (the "Underwriters") led by
                               Salomon Smith Barney Inc., A.G. Edwards & Sons,
                               Inc., Prudential Securities Incorporated, UBS
                               Warburg LLC, Advest, Inc. and Gruntal & Co.,
                               L.L.C. The common shares of beneficial interest
                               are called "common shares" in the rest of this
                               prospectus. You must purchase at least 100 common
                               shares ($1,500) in order to participate in this
                               offering. The Trust has given the Underwriters an
                               option to purchase up to     additional common
                               shares to cover orders in excess of     common
                               shares. BlackRock Advisors, Inc. has agreed to pay organizational expenses and offering costs
                               (other than sales load) that exceed $0.03 per share. See "Underwriting."



INVESTMENT OBJECTIVE........   The Trust's investment objective is to provide
                               current income exempt from regular Federal income tax and New York State and New York City personal income taxes.



INVESTMENT POLICIES.........   The Trust will invest primarily in municipal
                               bonds that pay interest that is exempt from regular Federal income tax and New York State and New York City personal income taxes. The Trust will invest in municipal bonds that, in the opinion of BlackRock Advisors, Inc. ("BlackRock
                               Advisors" or the "Advisor") and BlackRock
                               Financial Management, Inc. ("BlackRock Financial
                               Management" or the "Sub-Advisor") are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Advisor's or Sub-Advisor's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the Advisor's or Sub-Advisor's opinion, are worth more than the value assigned to them in the marketplace. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The
                               Trust will invest at least 80% of its Managed
                               Assets in municipal bonds that at the time of investment are investment grade quality.
                               Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or bonds that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. The
                               Trust may
                               invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more under current market conditions. The Trust cannot ensure that it will achieve its investment objective. See
                               "The Trust's Investments."



SPECIAL TAX CONSIDERATIONS...  While exempt-interest dividends are excluded from gross income for Federal income tax purposes, they may be subject to the Federal alternative minimum tax in certain circumstances. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Trust may not be a suitable investment for investors subject to the Federal alternative minimum tax or who would become subject to such tax by investing in the Trust. See "Tax Matters."



PROPOSED OFFERING OF PREFERRED
SHARES......................   Approximately one to three months after
                               completion of this offering of the common shares
                               (subject to market conditions), the Trust intends to offer preferred shares of beneficial interest
                               ("Preferred Shares") that will represent approximately 38% of the Trust's capital immediately after their issuance. The issuance of Preferred Shares will leverage the common shares.
                               Leverage involves greater risks. The Trust's leveraging strategy may not be successful. See
                               "Risks--Leverage Risk." The money the Trust obtains by selling the Preferred Shares will be invested in long-term municipal bonds that will generally pay fixed rates of interest over the life of the bonds.


                               The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates. The adjustment period could be as short as a day or as long as a year or more. If the rate of return, after the payment of applicable expenses of the Trust, on the long-term bonds purchased by the Trust is greater than the dividends paid by the Trust on the Preferred Shares, the Trust will generate more income by investing the proceeds of the Preferred Shares than it will need to pay dividends on the Preferred Shares. If so, the excess income may be used to pay higher dividends to holders of common shares. However, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield on the common shares. Once Preferred Shares are issued, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. See "Preferred Shares and Leverage" and "Description of Shares--Preferred Shares."


INVESTMENT ADVISOR..........   BlackRock Advisors will be the Trust's
                               investment advisor and BlackRock Advisors' affiliate, BlackRock Financial Management, will provide certain day-to-day investment management services to the Trust. Throughout the prospectus, we sometimes refer to BlackRock Advisors and BlackRock Financial Management collectively as
                               "BlackRock." BlackRock Advisors will receive an annual fee, payable monthly, in a maximum amount equal to 0.65% of the average weekly value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to any Preferred Shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the Preferred Shares is not a liability.
                               BlackRock Advisors has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of 0.30% of the average weekly values of the Trust's
                               Managed Assets for the first five years of the Trust's operations (through April 30, 2007), and for a declining amount for an additional five years (through April 30, 2012). See "Management of the Trust."



DISTRIBUTIONS...............   The Trust intends to distribute monthly all or
                               a portion of its net investment income to holders of common shares. We expect to declare the initial monthly dividend on the Trust's common shares approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in common shares through the receipt of additional unissued but authorized common shares from the Trust or by purchasing common shares in the open market through the Trust's Dividend Reinvestment Plan.
                               See "Dividend Reinvestment Plan."


                               The Trust will distribute to holders of its common shares monthly dividends of all or a portion of its tax-exempt interest income after payment of dividends on any Preferred Shares of the Trust which may be outstanding. If the Trust realizes a capital gain or other taxable income, it will be required to allocate such income between the common shares and the Preferred Shares in proportion to the total dividends paid to each class for the year in which or with respect to which the income is paid. See "Distributions" and "Preferred Shares and Leverage."

LISTING.....................   The common shares are expected to be listed on
                               the New York Stock Exchange under the symbol
                               "BQH". See "Description of Shares--Common
                               Shares."



CUSTODIAN AND
 TRANSFER AGENT..............  State Street Bank and Trust Company will serve as the Trust's Custodian and EquiServe Trust
                               Company, N.A. will serve as the Trust's Transfer Agent. See "Custodian and Transfer Agent."



MARKET PRICE OF SHARES......   Common shares of closed-end investment
                               companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Trust that invest primarily in investment grade municipal bonds have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The
                               Trust's net asset value will be reduced
                               immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Trust. See "Use of Proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as dividend levels, which are in turn affected by expenses, call protection for portfolio securities, dividend stability, portfolio credit quality, liquidity and market supply and demand. See "Preferred
                               Shares and Leverage," "Risks," "Description of
                               Shares" and the section of the Statement of Additional Information with the heading
                               "Repurchase of Common Shares." The common shares are designed primarily for long-term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.



SPECIAL RISK
 CONSIDERATIONS..............  No Operating History. The Trust is a newly organized, closed-end management investment company with no operating history.

                               Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

                               Interest Rate Risk. Generally, when market interest rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Trust's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Because the Trust will invest primarily in long-term bonds, net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust's use of leverage, as described below, will tend to increase common share interest rate risk.

                               Credit Risk. Credit risk is the risk that one or more municipal bonds in the Trust's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal bonds rated Baa/BBB or higher or that are unrated but judged to be of comparable quality by BlackRock. The Trust may invest up to 20% (measured at the time of investment) of its Managed Assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by BlackRock. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Municipal bonds of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

                               Concentration in New York Issuers. The Trust's policy of investing primarily in municipal obligations of issuers located in New York makes the Trust more susceptible to adverse economic, political or regulatory occurrences affecting those issuers. The New York state economy has a comparatively large share of the nation's finance, insurance, transportation, communications and services employment. To the extent that a particular industry sector represents a larger portion of the state's total economy, the greater the impact that a downturn in such sector is likely to have on the state's economy. The combined state and local taxes of residents of the state of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the state and its localities to raise additional revenue. In addition, the combined state and local debt per capita is above the national average and debt service expenditures have represented an increasing claim on state and local budgets. Recent events have created significant risk factors that could result in a reduction in economic activity in New York State and New York City. For a discussion of economic and other conditions in New York, see "The Trust's Investments--Municipal Bonds--Economic and Other Considerations in New York."

                               Economic Sector Risk. The Trust may invest 25% or more of its Managed Assets in municipal obligations of issuers in the same economic sector, such as hospitals or life care facilities and transportation related issuers. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular economic sector.


                               Leverage Risk. The use of leverage through the issuance of Preferred Shares creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust's leveraging strategy may not be successful. We anticipate that Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates that would be periodically reset. The Trust intends to invest the proceeds of the Preferred Shares offering in long-term, typically fixed rate, municipal bonds. So long as the Trust's municipal bond portfolio provides a higher rate of return, net of Trust expenses, than the Preferred Share dividend rate, as reset periodically, the leverage may cause the holders of common shares to receive a higher current rate of return than if the Trust were not leveraged. If, however, long- and/or short-term rates rise, the Preferred Share dividend rate could exceed the rate of return on long- term bonds held by the Trust that were acquired during periods of generally lower interest rates, reducing return to the holders of common shares. Leverage creates two major types of risks for the holders of common shares:


                               o the likelihood of greater volatility of net asset value and market price of the common shares because changes in the value of the Trust's bond portfolio, including bonds bought with the proceeds of the Preferred Shares offering, are borne entirely by the holders of common shares; and


                               o the possibility either that common share net investment income will fall if the Preferred Share dividend rate rises or that common share net investment income will fluctuate because the Preferred Share dividend rate varies.

                               Municipal Bond Market Risk. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

                               The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.


                               Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not, with respect to securities other than United States government securities and securities of other regulated investment companies, more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.


                               High Yield Risk. The Trust may invest a portion of its assets in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities.


                               Anti-Takeover Provisions. The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Trust issues Preferred Shares, the holders of the Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities.

                            SUMMARY OF TRUST EXPENSES

     The following tables show Trust expenses as a percentage of net assets attributable to common shares.


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Paid by You (as a percentage of offering price) .........    4.50%
Dividend Reinvestment Plan Fees ....................................    None*



                                                  PERCENTAGE OF NET
                                                 ASSETS ATTRIBUTABLE
                                                 TO COMMON SHARES**
                                                --------------------
ANNUAL EXPENSES
Management Fees .............................          1.05%
Fee and Expense Waiver Years 1-5 ............         (0.48)%***
                                                      -----
Net Management Fees Years 1-5 ...............          0.57%***
Other Expenses ..............................          0.40%
                                                      -----
Total Net Annual Expenses Years 1-5 .........          0.97%***
                                                      =====



----------
* You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.


** Stated as a percentage of the Trust's Managed Assets assuming the issuance of Preferred Shares in an amount equal to 38% of the Trust's capital (after their issuance), the Trust's expenses would be estimated as set out in the table below. The liquidation preference of the Preferred Shares is not a liability.




                                                   PERCENTAGE OF
                                                  MANAGED ASSETS
                                                ------------------
ANNUAL EXPENSES
Management Fees .............................         0.65%
Fee and Expense Waiver Years 1-5 ............         (0.30)%***
                                                     ------
Net Management Fees Years 1-5 ...............          0.35%***
Other Expenses ..............................          0.25%
                                                     ------
Total Net Annual Expenses Years 1-5 .........          0.60%***
                                                     ======



----------

*** BlackRock Advisors has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of 0.48% of average weekly net assets attributable to common shares (0.30% of average weekly Managed Assets) for the first 5 years of the Trust's operations, 0.40% (0.25%) in year 6, 0.32% (0.20%) in year 7, 0.24%
     (0.15%) in year 8, 0.16% (0.10%) in year 9 and 0.08% (0.05%) in year 10.
     Without the waiver, "Total Net Annual Expenses Years 1-5" would be estimated to be 1.45% of average weekly net assets attributable to common shares and 0.90% of average weekly Managed Assets.

     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Net Annual Expenses Years 1-5" are based on estimated amounts for the Trust's first year of operations and assume that the Trust issues 6,666,667 common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend Reinvestment Plan."

     The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming
(1) total net annual expenses of 0.97% of net assets attributable to common shares in years 1 through 5, and (2) a 5% annual return:(1)







                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS(2)
                                 --------   ---------   ---------   ------------
Total Expenses Incurred .......     $54        $75         $96          $174



----------
(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.


(2) Assumes waiver of fees and expenses of 0.40% of average weekly net assets attributable to common shares in year 6 (0.25% of average weekly Managed Assets), 0.32% (0.20%) in year 7, 0.24% (0.15%) in year 8, 0.16% (0.10%)
     in year 9 and 0.08% (0.05%) in year 10 and assumes that leverage remains 38% of the Trust's capital throughout the periods reflected. BlackRock Advisors has not agreed to waive any portion of its fees and expenses beyond April 30, 2012. See "Management of the Trust--Investment Management Agreement."

                                    THE TRUST


     The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware business trust on February 15, 2002, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Trust has no operating history. The Trust is designed to provide tax benefits to investors who are residents of New York for tax purposes. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.


                                 USE OF PROCEEDS


     The net proceeds of the offering of common shares will be approximately
$    ($    if the Underwriters exercise the over-allotment option in full)
after payment of the estimated organization and offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in tax-exempt municipal bonds that meet the Trust's investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term securities, tax-exempt or taxable investment grade securities.


                             THE TRUST'S INVESTMENTS


INVESTMENT OBJECTIVE AND POLICIES

     The Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes.


     The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New York State and New York City personal income taxes. Under normal market conditions, the Trust expects to be fully invested in such tax-exempt municipal bonds. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock. Municipal bonds rated Baa by Moody's are investment grade, but Moody's considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issues of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds. The Trust may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. See "Risks" below for a general description of the economic and credit characteristics of municipal issuers in New York. The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular Federal income tax. Subject to the Trust's policy of investing at least 80% of its Managed Assets in municipal bonds exempt from New York State and New York City personal income taxes, the Trust may invest in securities that pay interest that is not exempt from New York State and New York City personal income taxes when, in the judgment of BlackRock, the return to the shareholders after payment of applicable New York State and New York City personal income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York State and New York City personal income taxes. See "--Other Investment Companies," "--Tax-Exempt Preferred Securities" and "--Initial Portfolio Composition."

     The Trust will invest in municipal bonds that, in BlackRock's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains taxation.


     The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.


     During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its Managed Assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objective under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax and New York State and New York City personal income taxes.

     The Trust cannot change its investment objective without the approval of the holders of a majority of the outstanding common shares and, once the Preferred Shares are issued, the Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of Shares--Preferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares-- Preferred Shares" for additional information with respect to the voting rights of holders of Preferred Shares.


MUNICIPAL BONDS

     General. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

     The municipal bonds in which the Trust will invest pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock to be reliable, is exempt from regular Federal income tax and New York State and New York City personal income taxes. BlackRock will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Trust. The Trust may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax and New York State and New York City personal income taxes. In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

     The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

     The Trust will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions.


     Economic and Other Considerations in New York. Except during defensive periods, the Trust invests primarily in New York municipal obligations. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal obligations. In addition, the specific New York municipal obligations in which the Trust invests are expected to change from time to time.


     The following information is a summary of a more detailed description of certain factors affecting New York municipal obligations which is contained in the Trust's Statement of Additional Information. Investors should obtain a copy of the Trust's Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of New York published in connection with the issuance of specific New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Trust and may not apply to all New York municipal obligations acquired by the Trust. The Trust assumes no responsibility for the completeness or accuracy of such information.

     Investors should be aware of certain factors that might affect the financial condition of the issuers of New York municipal securities. The State of New York has historically been one of the wealthiest states in the nation. For decades, however, the economy of the State of New York has grown more slowly than that of the nation as a whole, and the result has been a gradual erosion of the State's relative economic affluence. New York City, for example, has faced greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in New York City.

     The State of New York has for many years had a very high state and local tax burden. The burden of state and local taxation, in combination with the many other causes of regional economic dislocations, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State of New York.

     There can be no assurance that the State of New York and its political subdivisions will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain programs at current levels. To address any potential budgetary imbalance, the State of New York and such subdivisions may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     Although revenue obligations of the State of New York or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Trust or the ability of the respective obligors to make timely payments of principal and interest on such obligations.


     In its January 22, 2002 quarterly update, in part as a result of September 11, the State has projected a decline in economic growth and lower employment levels in 2002. As a result of declines in State employment, Wall Street bonuses, and non-wage income levels, personal income is expected to decline in 2001-2002 and increase minimally in 2002-2003. In the quarterly update, the State Division of the Budget projects a closing balance in the General Fund of $2.1 billion in 2001-2002. The State has noted that there are significant risk factors that could result in a reduction in economic activity statewide such as greater job losses, weaker financial markets and smaller bonus payments by Wall Street firms.

     The Governor presented his 2002-03 Executive Budget to the Legislature on January 22, 2002. The Executive Budget contains financial projections for the State's 2001-2002 through 2004-05 fiscal years. The Executive Budget projects total General Fund receipts, including transfers of available General Fund balances at $40.2 billion, and disbursements at $40.2 billion for fiscal year 2002-2003, a balanced budget for that fiscal year.

     On February 13, 2002, the Mayor of the City outlined his proposed $41.4 billion City budget for fiscal year 2003 (July 1, 2002 to June 30, 2003), which is contained in the City Financial Plan. The proposed fiscal year 2003 budget incorporates a number of steps to close a projected $4.8 billion budget gap, including city agency cuts ranging up to 26%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate up to $2.1 billion of gap closing actions in fiscal year 2003 and another $1.5 billion in fiscal years 2004 through 2006. The Mayor has also proposed that the City issue $1.5 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap. As the result of extraordinary actions to address the impact of September 11, the City's Financial Plan projects a balanced budget in the 2002 fiscal year and budget gaps of $5.0 billion, $5.4 billion and $5.6 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. Some of the gap closing measures proposed by the Mayor for fiscal year 2003 have recurring effects and are projected to reduce the fiscal year 2004, 2005 and 2006 budget gaps to $2.6 billion, $2.9 billion and $3.1 billion, respectively. The Mayor proposes to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions. It should be noted that the City Council must approve the 2003 City budget and that it may not agree to certain of the Mayor's gap closing proposals.

     If the State, the State agencies, the City, other municipalities or school districts were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, or increasing the risk of a default, the market price of municipal bonds issued by such entities could be adversely affected.


     For more information, see "Investment Policies and Techniques--Factors Pertaining to New York" in the Statement of Additional Information.


WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Trust may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. A separate account of the Trust will be established with its custodian consisting of cash, or other liquid debt securities having a market value at all times, at least equal to the amount of the commitment.


OTHER INVESTMENT COMPANIES


     The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares or Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the sections entitled "Risks" and "Preferred Shares and Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in municipal bonds.



TAX-EXEMPT PREFERRED SECURITIES


     The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. A portion of such dividends may be capital gain distributions subject to Federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investing in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those generally associated with municipal bonds, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust will treat investments in tax-exempt preferred shares as investments in municipal bonds.

HIGH YIELD SECURITIES


     The Trust may invest up to 20% of its Managed Assets in securities rated below investment grade such as those rated Ba or B by Moody's and BB or B by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. These lower grade securities are commonly known as "junk bonds." Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


     Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust's net asset value.


INITIAL PORTFOLIO COMPOSITION


     If current market conditions persist, the Trust expects that approximately 87% of its initial portfolio will consist of investment grade quality municipal bonds, rated as such at the time of investment, meaning that such bonds are rated by national rating agencies within the four highest grades or are unrated but judged to be of comparable quality by BlackRock (approximately 26% in Aaa/AAA; 27% in Aa/AA; 26% in A; and 8% in Baa/BBB). BlackRock generally expects to select obligations that may not be redeemed at the option of the issuer for approximately ten years from the date of purchase by the Trust. See "--Investment Objective and Policies."


                          PREFERRED SHARES AND LEVERAGE


     Approximately one to three months after the completion of the offering of the common shares, subject to market conditions, the Trust intends to offer Preferred Shares representing approximately 38% of the Trust's capital immediately after the issuance of the Preferred Shares. The Preferred Shares will have complete priority upon distribution of assets over the common shares. The issuance of Preferred Shares will leverage the common shares. Leverage involves greater risks. The Trust's leveraging strategy may not be successful. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares will be determined by the Trust's board of trustees, the Trust expects to invest the proceeds of the Preferred Shares offering in long-term municipal bonds. The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive a higher current rate of income than if the Trust were not leveraged.

     Changes in the value of the Trust's bond portfolio, including bonds bought with the proceeds of the Preferred Shares offering, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's Managed Assets, including the gross proceeds from the issuance of Preferred Shares.

     For tax purposes, the Trust is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between the common shares and Preferred Shares in proportion to total dividends paid to each class for the year in which or with respect to which the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to Preferred Shares, instead of solely tax-exempt income, the Trust will likely have to pay higher total dividends to Preferred Shareholders or make special payments to Preferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of common shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to Preferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of common shares, the advantage of the Trust's leveraged structure to holders of common shares will be reduced.


     Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust's capital is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust's capital). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's capital is at least 200% of such liquidation value. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.


     The Trust will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

     The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.


     Assuming that the Preferred Shares will represent approximately 38% of the Trust's capital and pay dividends at an annual average rate of 2.00%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 0.76% in order to cover the dividend payments and other expenses specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.


     The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Trust's portfolio) of --10%, --5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects the issuance of Preferred Shares representing 38% of the Trust's capital, a 3.73% yield on the Trust's investment portfolio, net of expenses, and the Trust's currently projected annual Preferred Share dividend rate of 2.00%.




   Assumed Portfolio Total Return (Net of
    Expenses) ...........................          (10)%           (5)%              0%           5%            10%
   Common Share Total Return ............       (17.35)%        (9.29)%          (1.23)%       6.84%         14.90%



     Common share total return is composed of two elements: the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.


     Unless and until Preferred Shares are issued, the common shares will not be leveraged and this section will not apply.


                                      RISKS

     The net asset value of the common shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, reinvestment risk and leverage risk, and an investment in common shares will be subject to market discount risk, inflation risk and municipal bond market risk, each of which is more fully described below.

     Newly Organized. The Trust is a newly organized, non-diversified, closed-end management investment company and has no operating history.


     Market Discount Risk. As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

     Interest Rate Risk. Interest rate risk is the risk that bonds, and the Trust's Managed Assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust's municipal bond holdings. The value of the longer-term bonds in which the Trust generally invests fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Trust will invest primarily in long-term bonds, the net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust's use of leverage, as described below, will tend to increase common share interest rate risk.

     Credit Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. The Trust may invest up to 20% of its Managed Assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds." These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.


     State Concentration Risk. Because the Trust primarily purchases municipal bonds issued by the State of New York or county or local government municipalities or their agencies, districts, political subdivisions or other entities, shareholders may be exposed to additional risks. In particular, the Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal bonds. There can be no assurance that New York will not experience a decline in economic conditions or that the New York municipal bonds purchased by the Trust will not be affected by such a decline.


     For a discussion of economic and other considerations in New York, see "The Trust's Investments-- Municipal Bonds--Economic and Other Considerations in New York."


     Municipal Bond Market Risk. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

     The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

     Reinvestment Risk. Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

     Leverage Risk. Leverage risk is the risk associated with the issuance of the Preferred Shares to leverage the common shares. There is no assurance that the Trust's leveraging strategy will be successful. Once the Preferred Shares are issued, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Trust's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust were not leveraged. Because the long-term bonds included in the Trust's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Trust will pay (and the holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Accordingly, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to the holders of the common shares.

     Similarly, any decline in the net asset value of the Trust's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Trust might be in danger of failing to maintain the required 200% asset coverage or of losing its ratings on the Preferred Shares or, in an extreme case, the Trust's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Trust might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

     While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     The Trust may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Trust's common shares and the returns to the holders of common shares.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, Preferred Share dividend rates would likely increase, which would tend to further reduce returns to the holders of common shares.


     Economic Sector and Geographic Risk. The Trust may invest 25% or more of its Managed Assets in municipal obligations of issuers in the same state (or U.S. territory) or in municipal obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust's common shares.

     High Yield Risk. Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings, so their bonds are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities.


     Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not, with respect to securities other than United States government securities and securities of other regulated investment companies, more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.


                           HOW THE TRUST MANAGES RISK



INVESTMENT LIMITATIONS


     The Trust has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Trust may not invest more than 25% of its Managed Assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments.


     The Trust may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from Moody's or S&P on the Preferred Shares that it intends to issue. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's common shareholders or the Trust's ability to achieve its investment objective. See "Investment Objective and Policies" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Trust.


QUALITY OF INVESTMENTS


     The Trust will invest at least 80% of its Managed Assets in bonds of investment grade quality at the time of investment. Investment grade quality means that such bonds are rated by national rating agencies within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock.



LIMITED ISSUANCE OF PREFERRED SHARES


     Under the Investment Company Act, the Trust could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to 50% of the value of the capital of the Trust. If the total liquidation value of the Preferred Shares were ever more than 50% of the value of the capital of the Trust, the Trust would not be able to declare dividends on the common shares until the liquidation value, as a percentage of the Trust's assets, was reduced. Approximately one to three months after the completion of the offering of the common shares, the Trust intends to issue Preferred Shares representing about 38% of the Trust's capital immediately after the time of issuance of the Preferred Shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Trust's portfolio and will subject common shareholders to less income and net asset value volatility than if the Trust were more leveraged. The Trust intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares below 50% of the value of the Trust's capital.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK




     The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust's leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the auction period of outstanding Preferred Shares. The Trust may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on BlackRock's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.



     If market conditions suggest that additional leverage would be beneficial, the Trust may sell previously unissued Preferred Shares or Preferred Shares that the Trust previously issued but later repurchased.


     Currently, the Trust may not invest in inverse floating securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond. This restriction is a non-fundamental policy of the Trust that may be changed by vote of the Trust's board of trustees.


HEDGING STRATEGIES


     The Trust may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of BlackRock, correlate with the prices of the Trust's investments. Successful implementation of most hedging strategies would generate taxable income and the Trust has no present intention to use these strategies.

                             MANAGEMENT OF THE TRUST


TRUSTEES AND OFFICERS

     The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Two of the trustees are "interested persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.


INVESTMENT ADVISOR AND SUB-ADVISOR


     BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $239 billion of assets under management as of December 31, 2001. BlackRock, Inc. and its affiliates manage assets on behalf of institutional and individual investors worldwide, including nine of the 10 largest companies in the United States, as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name.

     The BlackRock organization has over 13 years of experience managing closed-end products and advised a closed-end family of 29 funds with approximately $8.5 billion in assets as of December 31, 2001. BlackRock has 21 leveraged municipal closed-end funds and six open-end municipal funds under management and over $17 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.


     Investment Philosophy. BlackRock's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

     BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective of generating current income exempt from Federal income tax and New York State and New York City personal income taxes. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock's extensive personnel and technology resources are the key drivers of the investment philosophy.


     BlackRock's Municipal Bond Team. BlackRock uses a team approach in managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

     BlackRock's municipal bond team includes four portfolio managers with an average experience of 17 years and 5 credit research analysts with an average experience of 13 years. Kevin M. Klingert, senior portfolio manager and head of municipal bonds at BlackRock, leads the team, a position he has held since joining BlackRock in 1991. A Managing Director since 1996, Mr. Klingert was a Vice President from 1991 through 1993 and a Director in 1994 and 1995. Mr. Klingert has over 18 years of experience in the municipal market. Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985. The portfolio management team also includes James McGinley, F. Howard Downs and Anthony Pino.

Mr. McGinley has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 1999. Prior to joining BlackRock in 1999, Mr. McGinley was Vice President of Municipal Trading from 1996 to 1999 and Manager of the Municipal Strategy Group from 1995 to 1999 with Prudential Securities Incorporated. Mr. McGinley joined Prudential Securities Incorporated in 1993 as an Associate in Municipal Research. F. Howard Downs has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, Mr. Downs was a Vice President, Institutional Salesman and Sales Manager from 1990 to 1999 at William E. Simon & Sons Municipal Securities, Inc. Mr. Downs was one of the original employees of William E. Simon & Sons Municipal Securities, Inc., founded in 1990, and was responsible for sales of municipal bonds. Anthony Pino has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, he was a Brokerage Coordinator at CPI Capital. From 1996 to 1999, Mr. Pino was an Assistant Vice President and trader in the Municipal Strategy Group at Prudential Securities Incorporated.

     BlackRock's municipal bond portfolio managers are responsible for over 85 municipal bond portfolios, valued at over $12 billion. Municipal mandates include the management of open- and closed-end mutual funds, municipal-only separate accounts or municipal allocations within larger institutional mandates. In addition BlackRock manages 13 municipal liquidity accounts valued at approximately $5.1 billion. The team managed 21 closed-end municipal funds with approximately $5.9 billion in assets as of December 31, 2001.


     BlackRock's Investment Process. BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. BlackRock believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

     BlackRock's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

     In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal bond team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.


     BlackRock also believes that over the long-term, intense credit analysis will add incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D., who has been, since 1999, Managing Director, Head of Municipal Credit Research and co-chair of BlackRock's Credit Committee. From 1995 to 1999, Dr. Heide was a Director and Head of Municipal Credit Research. Dr. Heide specializes in the credit analysis of municipal securities and as such chairs the monthly municipal bond presentation to the Credit Committee. In addition, Dr. Heide supervises the team of municipal bond analysts that assists with the ongoing surveillance of more than $12 billion in municipal bonds managed by BlackRock.


     Prior to joining BlackRock as a Vice President and Head of Municipal Credit Research in 1993, Dr. Heide was Director of Research and a portfolio manager at OFFITBANK. For eight years prior to this assignment (1984 to 1992), Dr. Heide was with American Express Company's Investment Division where she was the Vice President of Credit Research, responsible for assessing the creditworthiness of $6 billion in municipal securities. Dr. Heide began her investment career in 1983 at Moody's Investors Service, Inc. where she was a municipal bond analyst.

     Dr. Heide initiated the Disclosure Task Force of the National Federation of Municipal Analysts in 1988 and was co-chairperson of this committee from its inception through the completion of the

Disclosure Handbook for Municipal Securities--1992 Update, published in January 1993. As a result of these efforts, the SEC implemented primary and secondary disclosure regulations for municipal bonds in July 1995. Dr. Heide has authored a number of articles on municipal finance and edited The Handbook of Municipal Bonds published in the fall of 1994. Dr. Heide was selected by the Bond Buyer as a first team All-American Municipal Analyst in 1990 and was recognized in subsequent years.


     BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's municipal process.


INVESTMENT MANAGEMENT AGREEMENT



     Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.65% of the average weekly value of the Trust's Managed Assets (the "Management Fee"). BlackRock has voluntarily agreed to waive receipt of a portion of its Management Fee in the amount of 0.30% of the average weekly value of the Trust's Managed Assets for the first five years of the Trust's operations (through April 30, 2007), and for a declining amount for an additional five years (through April 30, 2012). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.


     In addition to the Management Fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first ten years of the Trust's operation, BlackRock Advisors has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:




                                PERCENTAGE WAIVED
TWELVE MONTH                    (AS A PERCENTAGE
PERIOD ENDING                   OF AVERAGE WEEKLY
APRIL 30                        MANAGED ASSETS*)
--------                        -----------------
  2003** ...................           0.30%
  2004 .....................           0.30%
  2005 .....................           0.30%
  2006 .....................           0.30%
  2007 .....................           0.30%
  2008 .....................           0.25%
  2009 .....................           0.20%
  2010 .....................           0.15%
  2011 .....................           0.10%
  2012 .....................           0.05%



----------
*    Including net assets attributable to Preferred Shares.

**   From the commencement of operations.



     BlackRock Advisors has not undertaken to waive any portion of the Trust's fees and expenses beyond April 30, 2012 or after termination of the investment management agreement.



                                 NET ASSET VALUE



     The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than on the Friday of each week and on the last business day of each month. In the event that any Friday is not a business day, the net asset value will be calculated on a date determined by BlackRock Advisors. The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding Preferred Shares of the Trust from the Trust's Managed Assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

     The Trust values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of trustees of the Trust. A substantial portion of the Trust's fixed income investments will be valued utilizing one or more pricing services approved by the Trust's board of trustees. Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of trustees.

                                  DISTRIBUTIONS

     The Trust will distribute to holders of its common shares monthly dividends of all or a portion of its tax-exempt interest income after payment of dividends on any Preferred Shares of the Trust which may be outstanding. It is expected that the initial monthly dividend on shares of the Trust's common shares will be declared approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Trust expects that all or a portion of any capital gain and other taxable income will be distributed at least annually.

     Various factors will affect the level of the Trust's income, including the asset mix, the amount of leverage utilized by the Trust and the effects thereof and the Trust's use of hedging. To permit the Trust to maintain a more stable monthly distribution, the Trust may from time to time distribute less than the entire amount of tax-exempt interest income earned in a particular period. The undistributed tax-exempt interest income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of tax-exempt interest income actually earned by the Trust during the period. Undistributed tax-exempt interest income will add to the Trust's net asset value and, correspondingly, distributions from undistributed tax-exempt interest income will deduct from the Trust's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust's Dividend Reinvestment Plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."


                           DIVIDEND REINVESTMENT PLAN


     Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Trust will be automatically reinvested by EquiServe Trust Company, N.A. (the "Plan Agent"), agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by EquiServe Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting EquiServe Trust Company, N.A., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than 10 days prior to any dividend or distribution payment date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

     The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value per common share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the market value on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Trust will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in Newly Issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the dividend will be divided by 95% of the market price on the payment date.



     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.


     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.



     There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters."



     The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royall Street, Canton, Massachusetts 02021.

                              DESCRIPTION OF SHARES


COMMON SHARES


     The Trust is an unincorporated business trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of February 15, 2002. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company
Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "--Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.


     The Trust has no present intention of offering any additional shares other than the Preferred Shares and common shares issued under the Trust's Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.



     The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol "BQH".


     The Trust's net asset value per share generally increases when interest rates decline and decreases when interest rates rise, and these changes are likely to be greater because the Trust intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Trust. See "Use of Proceeds."


     Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See "Preferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Common Shares."

PREFERRED SHARES


     The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.



     The Trust's board of trustees has indicated its intention to authorize an offering of Preferred Shares, representing approximately 38% of the Trust's capital immediately after the Preferred Shares are issued, within approximately one to three months after completion of this offering of common shares, subject to market conditions and to the board of trustees' continuing belief that leveraging the Trust's capital structure through the issuance of Preferred Shares is likely to achieve the potential benefits to the holders of common shares described in this prospectus. The Trust may conduct other offerings of Preferred Shares in the future subject to the same percentage restriction, after giving effect to previously issued Preferred Shares. The board of trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Trust's capital. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term tax-exempt debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.



     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

     Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

     In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

     The 5% holder transactions subject to these special approval requirements are:

     o the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

     o the issuance of any securities of the Trust to any Principal Shareholder for cash;

     o the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     o the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.


     To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.


     To liquidate the Trust, the Trust's Agreement and Declaration of Trust, requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.


     For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

     The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                           CLOSED-END TRUST STRUCTURE

     The Trust is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.



                           REPURCHASE OF COMMON SHARES


     Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.


     There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.



                                   TAX MATTERS



FEDERAL TAX MATTERS


     The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the common shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Trust.

     The Trust invests primarily in municipal bonds from issuers in New York or in municipal bonds the income of which is otherwise exempt from regular Federal income tax. Consequently, the regular monthly dividends you receive will generally be exempt from regular Federal income tax. A portion of these dividends, however, may be subject to the Federal alternative minimum tax.


     Although the Trust does not seek to realize taxable income or capital gains, the Trust may realize and distribute taxable income or capital gains from time to time as a result of the Trust's normal investment activities. The Trust will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your common shares. Dividends will not qualify for a dividends received deduction generally available to corporate shareholders.


     Each year, you will receive a year-end statement designating the amounts of tax-exempt dividends, capital gain dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the Federal alternative minimum tax. You will receive this statement from the firm where you purchased your common shares if you hold your investment in street name; the Trust will send you this statement if you hold your shares in registered form.


     The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.


     In order to avoid corporate taxation of its taxable income and be permitted to pay tax-exempt dividends, the Trust must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Trust's sources of income, diversification of assets and distribution of earnings to shareholders. The Trust intends to make such an election and meet these requirements. If the Trust failed to do so, the Trust would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Trust's earnings and profits. In particular, in order for the Trust to pay tax-exempt dividends, at least 50% of the value of the Trust's total assets must consist of tax-exempt obligations on a quarterly basis. The Trust intends to meet this requirement. If the Trust failed to do so, it would not be able to pay tax-exempt dividends and your distributions attributable to interest received by the Trust from any source would be taxable as ordinary income to the extent of the Trust's earnings and profits.


     The Trust may be required to withhold on certain of your dividends if you have not provided the Trust with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to Federal income tax. If you borrow money to buy Trust shares, you may not be permitted to deduct the interest on that loan. Under Federal income tax rules, Trust shares may be treated as having been bought with borrowed money even if the purchase of the Trust shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in common shares upon the deductibility of interest payable by the holder.

     If you are subject to the Federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.


NEW YORK TAX MATTERS


     The discussion under this heading applies only to shareholders of the Trust that are residents of New York for New York tax purposes. Individual shareholders will not be subject to New York State or New York City personal income tax on distributions attributable to interest on New York municipal bonds. Individual shareholders will generally be subject to New York State or New York City personal income tax on distributions attributable to other income of the Trust (including net capital gain), and gain on the sale of shares of the Trust. Corporations should note that all or a part of any distribution from the Trust, and gain on the sale of shares of the Trust, may be subject to the New York State corporate franchise tax and the New York City general corporation tax.


     Under currently applicable New York State law, the highest marginal New York State income tax rate imposed on individuals is 6.85%. The highest marginal New York City income tax rate currently imposed on individuals is 3.648%. In addition, individual taxpayers with New York adjusted gross income in excess of $100,000 must pay a supplemental tax to recognize the benefit of graduated tax rates. Shareholders subject to taxation in a state other than New York will realize a lower after-tax rate of return if distributions from the Trust are not exempt from taxation in such other state.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury Regulations and New York State and New York City tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations, as well as the New York State and New York City tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in the Trust.

     Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax advisor.

                                  UNDERWRITING


     Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC, Advest, Inc. and Gruntal & Co., L.L.C. are acting as representatives of the Underwriters named below. Subject
to the terms and conditions stated in the underwriting agreement dated    ,
each Underwriter named below has agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of common shares set forth opposite the name of such Underwriter.





                                                          NUMBER OF
         UNDERWRITERS                                   COMMON SHARES
         ------------                                   --------------
         Salomon Smith Barney Inc. ..................
         A.G. Edwards & Sons, Inc. ..................
         Prudential Securities Incorporated .........
         UBS Warburg LLC ............................
         Advest, Inc. ...............................
         Gruntal & Co., L.L.C. ......................
         Total ......................................
                                                        ==============



     The underwriting agreement provides that the obligations of the several Underwriters to purchase the common shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) if they purchase any of the common shares.


     The Underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $0.45 per common share. The sales load the Trust will pay of $0.675 per common share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per common share on sales to certain other dealers. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. The representatives have advised the Trust that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority. Investors must pay for any common shares
purchased on or before       , 2002.

     BlackRock Advisors, Inc. has also agreed to pay from its own assets to the Underwriters additional compensation at an annual rate equal to 10 basis points of the Trust's Managed Assets. This compensation will be payable in arrears at the end of each calendar quarter during the continuance of the investment management agreement or other advisory agreement between BlackRock Advisors, Inc. and the Trust. Salomon Smith Barney Inc. will be entitled to receive all of this additional compensation unless other Underwriters meet certain minimum sales thresholds during this offering or in combination with other affiliated offerings. If an Underwriter other than Salomon Smith Barney Inc. meets these minimum thresholds, it will receive compensation equal to 10 basis points of the Trust's Managed Assets multiplied by the percentage of the Trust's common shares sold by the qualifying Underwriter. Salomon Smith Barney Inc.'s additional compensation will be reduced by an amount equal to the additional compensation paid to other qualifying Underwriters. The total amount of the sales load and these additional compensation payments to Salomon Smith Barney Inc. and to qualifying Underwriters will not exceed any sales charge limits under the rules of the National Association of Securities Dealers.

     The Trust has granted to the Underwriters an option, exercisable for 45
days from the date of this prospectus, to purchase up to    additional common
shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional common shares approximately proportionate to such Underwriter's initial purchase commitment.

     The Trust and BlackRock have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the Underwriters, dispose of or hedge any common shares of the Trust or any securities convertible into or exercisable or exchangeable for common shares of the Trust, or grant any options or warrants to purchase common shares of the Trust. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to the foregoing agreement at any time without notice.

     Prior to this offering, there has been no public market for the common shares. Consequently, the initial public offering price for the common shares was determined by negotiation among the Trust, BlackRock and the representatives. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering. The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol "BQH".

     The Trust, BlackRock Advisors and BlackRock Financial Management have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").

     In connection with the requirements for listing the Trust's common shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners in the United States. The minimum initial investment requirement is 100 common shares. Certain Underwriters may make a market in the common shares after trading in the common shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

     The Underwriters have advised the Trust that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the common shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of common shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the common shares. A "covering transaction" is a bid for or purchase of the common shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the common shares, the Underwriters purchase common shares in the open market for the account of the underwriting syndicate and the common shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the common shares in question at the cost to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the common shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of common shares if their customer resells the common shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time. These transactions may be effected on the New York Stock Exchange or otherwise.


     The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of any Underwriter to the Trust, BlackRock Advisors or

BlackRock Financial Management by notice to the Trust, BlackRock Advisors or BlackRock Financial Management if, prior to delivery of and payment for the common shares, (1) trading in the common shares or securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited, (2) additional material governmental restrictions not in force on the date of the underwriting agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either Federal or state authorities, or (3) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in the judgment of the representatives, impracticable or inadvisable to commence or continue the offering of the common shares at the offering price to the public set forth on the cover page of this prospectus or to enforce contracts for the resale of the common shares by the Underwriters.


     The Trust anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.


     Prior to the public offering of common shares, BlackRock Advisors will purchase common shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act.


     The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.



                          CUSTODIAN AND TRANSFER AGENT


     The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will serve as the Trust's Transfer Agent with respect to the common shares.


                                 LEGAL OPINIONS


     Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION




                                                                         PAGE
                                                                         ----
Use of Proceeds ........................................................ B-2
Investment Objective and Policies ...................................... B-2
Investment Policies and Techniques ..................................... B-4
Other Investment Policies and Techniques ............................... B-16
Management of the Trust ................................................ B-20
Portfolio Transactions and Brokerage ................................... B-27
Description of Shares .................................................. B-28
Repurchase of Common Shares ............................................ B-29
Tax Matters ............................................................ B-30
Performance Related and Comparative Information ........................ B-34
Experts ................................................................ B-39
Additional Information ................................................. B-39
Independent Auditors Report ............................................  F-1
Financial Statements ...................................................  F-2
APPENDIX A Ratings of Investments ......................................  A-1
APPENDIX B Taxable Equivalent Yield Table ..............................  B-1
APPENDIX C General Characteristics and Risks of Hedging Transactions ...  C-1

================================================================================



                                4,000,000 SHARES




                               BLACKROCK NEW YORK
                              MUNICIPAL BOND TRUST



                                  COMMON SHARES




                             -----------------------
                               P R O S P E C T U S
                                            , 2002
                             -----------------------
                              SALOMON SMITH BARNEY




                            A.G. EDWARDS & SONS, INC.

                              PRUDENTIAL SECURITIES

                                   UBS WARBURG

                                  ADVEST, INC.

                              GRUNTAL & CO., L.L.C.






================================================================================

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION, DATED MARCH 22, 2002

                     BLACKROCK NEW YORK MUNICIPAL BOND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


     BlackRock New York Municipal Bond Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus
relating thereto dated March   , 2002. This Statement of Additional
Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling
(888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.



                                TABLE OF CONTENTS




                                                                          PAGE
                                                                          ----
Use of Proceeds ......................................................... B-2
Investment Objective and Policies ....................................... B-2
Investment Policies and Techniques ...................................... B-4
Other Investment Policies and Techniques ................................ B-16
Management of the Trust ................................................. B-20
Portfolio Transactions and Brokerage .................................... B-27
Description of Shares ................................................... B-28
Repurchase of Common Shares ............................................. B-29
Tax Matters ............................................................. B-30
Performance Related and Comparative Information ......................... B-34
Experts ................................................................. B-39
Additional Information .................................................. B-39
Independent Auditors Report .............................................  F-1
Financial Report ........................................................  F-2
APPENDIX A Ratings of Investments .......................................  A-1
APPENDIX B Taxable Equivalent Yield Table ...............................  B-1
APPENDIX C General Characteristics and Risks of Hedging Transactions ....  C-1



            This Statement of Additional Information is dated     , 2002.

                                 USE OF PROCEEDS

     Pending investment in municipal bonds that meet the Trust's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques-- Short-Term Taxable Fixed Income Securities," the income on which is subject to regular Federal income tax and New York State and New York City personal income taxes, and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly.


                        INVESTMENT OBJECTIVE AND POLICIES

     The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income. Common shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."


INVESTMENT RESTRICTIONS

     Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:


         (1) invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;


         (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

         (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objective and policies or the entry into repurchase agreements;

         (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

         (5) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein, provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

         (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

     When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.


     For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its Managed Assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

     For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.

     Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.


     In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:


         (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

         (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

         (3) purchase securities of companies for the purpose of exercising control.

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.


     In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.


     The Trust intends to apply for ratings for the Preferred Shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.


                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.


PORTFOLIO INVESTMENTS

     The Trust will invest primarily in a portfolio of investment grade municipal bonds that are exempt from regular Federal income tax and New York State and New York City personal income taxes.

     Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on BlackRock's research and analysis when investing in these securities.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.


     The Trust will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Trust's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in BlackRock's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.


     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

     In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.



SHORT-TERM TAXABLE FIXED INCOME SECURITIES

     For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its Managed Assets in cash equivalents and short-term taxable fixed income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:


         (1) U.S. government securities, including bills, notes and bond differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by
     (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

         (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

         (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.


SHORT-TERM TAX-EXEMPT FIXED INCOME SECURITIES

     Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

     While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.


FACTORS PERTAINING TO NEW YORK


     General. As described in the Prospectus, except during temporary periods, the Trust will invest primarily in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Trust, and the Trust assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligation bonds of the State of New York. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the Budget Office of the State of New York.


     The New York State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The state's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the state's economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the state's total economy, the greater impact that a downturn in such sector is likely to have on the state's economy.

     The service sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the state's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

     Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the state economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale business and retail businesses, such as department stores and eating and drinking establishments.

     New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the state than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the state, it contributes about one-fifth of total wages.

     Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total state output. Principal agricultural products of the state include milk and diary products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Federal, state and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.


     Recent Events. The ramifications of the terrorist attack in New York raise many complex issues related to state finances. The State of New York expects substantial federal aid to be available to pay for most of the costs for disaster assistance and reconstruction. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. To expedite the flow of Federal aid and other assistance, the New York State Legislature enacted $5.5 billion in appropriations on September 13, 2001. It also authorized $2.5 billion in additional bonding authority to fund New York City costs related to or arising from the terrorist attack.

     Federal funding for disaster assistance is available in several forms. Under current law, the Federal government pays 75 percent or more of the costs for emergency response activities and the repair of public buildings. On September 21, 2001, the President waived any matching requirement for New York State and New York City, clearing the way for 100 percent reimbursement for all eligible disaster-related costs. Other significant assistance is available through the Small Business Administration for property losses, cashflow needs, and hazard mitigation.


     The terrorist attack in New York City may have materially adverse consequences for the state, but at this time it is not possible to provide a definitive assessment. It is expected that a number of economic sectors that generate state tax revenues will be disrupted temporarily, including finance, insurance, real estate, and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the state and a substantial reduction in its operations would likely have an adverse impact on state tax revenues, leading to material changes to the state's 2001-02 Financial Plan and the state's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.


     On October 24, 2001, the state enacted legislation that is intended to bolster the state's economy, create jobs, maintain essential services, and help begin to meet the fiscal challenges resulting from the terrorist attacks. The main components of the legislation include the following:


     o $100 million in new funding in fiscal year 2001-02 for not-for-profit organizations that provide critical human services or emergency relief services;

     o $118 million in fiscal year 2001-02 for additional support for certain educational programs, such as grants to school districts, Teacher Support Aid, Teacher Centers and Small Cities Aid which was funded by redirecting savings from other programs, including changes in the building aid program;

     o $68 million in fiscal year 2001-02 for an economic stimulus program, to provide grants and loans to businesses to support job creation, and establish eight new Empire Zones;

     o $188 million in savings in fiscal year 2001-02 from the use of existing Temporary Assistance to Needy Families resources to provide funding for welfare and child welfare costs that otherwise would be financed from the General Fund;

     o $114 million in additional tax receipts in fiscal year 2001-02 as a result of legislation to eliminate the negative impact on state tax receipts resulting from certain litigation; and

     o Extended the Quick Draw Lottery game, the Lofts Law, and the Child Health Plus program until March 31, 2002.

     In addition, the October legislation included new gaming measures to help stimulate the economy and reduce the fiscal impact on the State and local governments of the national economic decline. These new measures are expected to generate revenues starting no sooner than fiscal year 2002-2003 and include authorization to build up to six new casinos on Native American lands, to install video lottery terminals at several New York racetracks, to allow New York to participate in a multi-state lottery game, and to issue bonds under a new, lower-cost, revenue bond financing structure. No revenue from these new measures is expected within the current fiscal year.

     The state plans to take the actions necessary to maintain budget balance during the 2001-02 fiscal year. The state's Constitution requires the Governor to submit a balanced budget and cash-basis Financial Plan for 2002-03 with the Executive Budget. The state does not believe the terrorist attacks or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.


     2000-2001 Fiscal Year. The State finished its 2000-2001 fiscal year with a surplus of $2.7 billion.

     2001-2002 Fiscal Year. The revised cash-basis 2001-2002 State Financial Plan issued by the Division of the Budget on January 22, 2002 projects that the State will end its 2001-2002 fiscal year with a surplus of $2.1 billion.

     2002-2003 Fiscal Year. The Governor released his 2002-2003 Executive Budget (the "Executive Budget") on January 22, 2002. The Executive Budget contains financial projections for the State's 2001-2002 through 2004-2005 fiscal years, and a proposed Capital Program and Financing Plan for the 2002-2003 through 2006-2007 fiscal years. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's budget, as finally adopted by the Legislature, will not differ materially and adversely from the Executive Budget.

     The Executive Budget projects receipts equal to disbursements on a cash basis in the General Fund for the 2002-2003 fiscal year, after accounting for the transfer of available receipts from, 2001-2002 to 2002-2003. Total General Fund receipts, including transfers from other funds, are projected to be $40.2 billion, a decrease of $3.6 billion over projected receipts in the current fiscal year. General Fund disbursements, including transfer to other funds, are projected to be $40.2 billion, a decrease of $1.2 billion from, 2001-2002. State Funds spending is projected to total $58.6 billion, an increase of 1.6% from 2001-2002. Under the Executive Budget, total State spending is expected to grow by 4.7% to $88.6 billion.

     To permanently improve the State's reserve levels, the Executive Budget includes proposed legislation to increase the maximum permissible size of the State Tax Stabilization Reserve Fund from 2 percent to 5 percent of General Fund spending.

     The most significant risks to the State's financial plan set forth in the Executive Budget are the rate of layoffs related to September 11, and the impact of the event upon the City and the personal income statewide. In addition, the occurrence of other terrorist attacks whether within or outside of New York could have a significant adverse effect on the State's economy. The volatility of the financial markets even before September 11 and its impact upon financial sector compensation and capital gains recognition by investors also represent a significant risk to the State's financial plan, as set forth in the Executive Budget.

     Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from lower receipts and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.


     New York City. New York City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.

     The fiscal health of the state may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the state. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The state may also be affected by the ability of the city and certain entities issuing debt for the benefit of the city to market their securities successfully in the public credit markets. The city has achieved balance operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The city prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

     To successfully implement its Financial Plan, the city and certain entities issuing debt for the benefit of the city must market their securities successfully. This debt is issued to finance the rehabilitation of the city's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs.

     In recent years, the state Constitutional debt limit would have prevented New York City from entering into new capital contracts without the creation of the New York City Transitional Finance Authority in 1997 and TSASC, Inc. in 1999 (a local development corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues).


     For fiscal year 2001 the City had an operating surplus of $3.0 billion. On February 13, 2002, the Mayor of the City outlined his proposed $41.4 billion City budget for fiscal year 2003 (July 1, 2002 to June 30, 2003), which is contained in the City Financial Plan. The proposed fiscal year 2003 budget incorporates a number of steps to close a projected $4.8 billion budget gap, including City agency cuts ranging up to 26%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate $2.1 billion of gap closing actions in fiscal year 2003 and another $1.5 billion in fiscal years 2004 through 2006. The Mayor has also proposed that the City issue $1.5 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap. While the City Financial Plan does not project any need for deficit financing in later fiscal years, the inability of the City to close significant outyear budget gaps could require such financing, which might affect the rating of the City's general obligation bonds.

     City's Financing Program. Implementation of the City Financial Plan is in part dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 2002 through 2006 contemplates the issuance of $13.2 billion of general obligation bonds, $4.0 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"), $1.8 billion of bonds to be issued by TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues, and $9.3 billion of bonds and notes to be issued by New York City Municipal Water Finance Authority (the "Water Authority"). In 1997, the State created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City had faced limitations on its borrowing capacity after 1998 under the State's constitution that would have prevented it from borrowing additional funds, as a result of the decrease in real estate values within the City. The Transitional Finance Authority is authorized to issue up to $11.5 billion of bonds. In addition, the City issues revenue notes and tax anticipation notes to finance seasonal working capital requirements. The success of projected public sales of these bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds. In September 2001, the state legislature granted the City an additional $2.5 billion in debt-incurring capacity to pay costs related to September 11.

     2001 Fiscal Year. For the 2001 fiscal year (July 1, 2000 -- June 30, 2001) the City had an operating surplus of $3.0 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 2001 fiscal year was the twenty-first year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

     2002-2006 Financial Plan. Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2002 through 2006 fiscal years, the City Financial Plan released on February 13, 2002. The projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet annual cash flow and financing requirements.

     The City Financial Plan reflects certain extraordinary actions necessitated by September 11 and projects balanced revenues and expenditures for the 2002 fiscal year and budget gaps of $5.0 billion, $5.4 billion and $5.6 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. Some of the gap closing measures proposed by the Mayor for fiscal year 2003 have recurring effects and are projected to reduce the fiscal year 2004, 2005 and 2006 budget gaps to $2.6 billion, $2.9 billion and $3.1 billion, respectively. The Mayor proposes to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions. It should be noted that the City Council must approve the 2003 City budget and that it may not adopt certain of the Mayor's gap closing proposals. If any gap closing measures are not replaced by equivalent alternatives, budget gaps for fiscal year 2003 and thereafter will be increased.

     The City Financial Plan includes a proposed discretionary transfer in the 2002 fiscal year of $260 million to pay debt service due in the fiscal year 2003. In addition, the City Financial Plan reflects a proposed cigarette tax increase resulting in increased revenues totaling $249 million in fiscal year 2003 and declining yearly to a total increase of $241 million in fiscal year 2006 which is subject to State legislative approval. The Mayor has proposed restoring the City's stock transfer tax, which in the past generated $114 million annually which also must be approved by the State legislature.

     Assumptions. The City Financial Plan is based on numerous assumptions, including the impact of September 11 on the City's economy, the general condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected and reimbursement by the federal government and State of expenditures necessitated by September
11. The City Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors: (i) the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2006 fiscal years; (ii) interest earnings and wage projections underlying projections of the City's required pension fund contributions; (iii) the willingness and ability of the State and Federal governments to provide the aid and enact the revenue enhancing or expenditure relief initiatives contemplated by the City Financial Plan and to take various other actions to assist the City in its gap closing actions; (iv) the ability of Health and Hospitals Corporation, the Board of Education and other agencies to maintain balanced budgets; (v) the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (vi) the ability of the City to control expenditures and implement cost reduction and gap closing initiatives identified in the City Financial Plan for the 2003 fiscal year and proposed but unspecified for later years; (vii) the City's ability to market its securities successfully in the public credit markets; (viii) the impact of conditions in the real estate market on real estate tax revenues; (ix) the sale of OTB in fiscal year 2004, which requires State legislative approval; and (x) unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure or future terrorist acts.

     The City Financial Plan assumes a sudden economic downturn as the result of September 11 in the last half of 2001 and job and income losses in the first half of 2002 as the City economy shrinks by 4.6% for calendar year 2002. The Plan forecasts a sluggish recovery thereafter. The City does not expect to recover all of the jobs lost as a result of September 11 until fiscal year 2006. Given the uncertain impact of September 11 on the city's economy, including the loss of jobs and business, impact on tourism in the City and the slowdown in the securities industry, there can be no assurance that the economic projections included in the City Financial Plan are accurate or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.


     Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the state of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the state's credit rating has historically been upgraded and downgraded much more frequently than most other states.

     The combined state and local taxes of residents of the state of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the state and its localities to raise additional revenue. In addition, combined state and local debt per capita in the state is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.


     Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Trust cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Trust to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the state of New York, and there is no responsibility of the part of the state of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Trust will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal securities.



DURATION MANAGEMENT AND OTHER MANAGEMENT TECHNIQUES

     The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Trust's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Trust that arise from the use of Additional Investment Management Techniques will be covered by segregated liquid assets or offsetting transactions, the Trust and BlackRock believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the CFTC have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other consequences. See "Tax Matters."

     Interest Rate Transactions. The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.


     Futures Contracts and Options on Futures Contracts. The Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Trust's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.


     Calls on Securities, Indices and Futures Contracts. The Trust may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Trust's obligations pursuant to such instruments.

     Puts on Securities, Indices and Futures Contracts. The Trust may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.


     Municipal Market Data Rate Locks. The Trust may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.


     Appendix C contains further information about the characteristics, risks and possible benefits of Additional Investment Management Techniques and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

     Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Additional Investment Management Techniques. See "Tax Matters."


SHORT SALES

     The Trust may make short sales of bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.


     The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.



                    OTHER INVESTMENT POLICIES AND TECHNIQUES


RESTRICTED AND ILLIQUID SECURITIES

     Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.


WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Trust may purchase Securities on a "when-issued" basis and may purchase or sell Securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued Security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.


BORROWING

     Although it has no present intention of doing so, the Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies--Investment

Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.


REVERSE REPURCHASE AGREEMENTS

     The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

     If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.


REPURCHASE AGREEMENTS

     As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS

     The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.


LENDING OF SECURITIES


     The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Trust ("Qualified Institutions"). By its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned,
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of the Trust's Managed Assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's Board of Trustees.


     The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.


HIGH YIELD SECURITIES


     The Trust may invest up to 20% of its Managed Assets in securities rated below investment grade such as those rated Ba or B by Moody's and BB or B by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The lowest rated security that the Trust will invest in is one rated B by either Moody's or S&P.



     Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

     The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

     Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

     The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.


RESIDUAL INTEREST MUNICIPAL BONDS


     The Trust currently does not intend to invest in residual interest municipal bonds. Residual interest municipal bonds pay interest at rates that bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income and distributions to common shareholders. Although the Trust does not intend initially to invest in inverse floaters, the Trust may do so at some point in the future. The Trust will provide shareholders 30 days' written notice prior to any change in its policy of not investing in inverse floaters.

                             MANAGEMENT OF THE TRUST


INVESTMENT MANAGEMENT AGREEMENT

     Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

     The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.


     The economic terms of the investment management agreement and certain scheduled waivers of investment advisory fees were approved in principle by the Trust's board of trustees at a telephone meeting of the board of trustees held on March 20, 2002, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The Investment Company Act requires that the investment management agreement be approved by a majority of the Trust's board of trustees, including a majority of the trustees who are not interested persons (as such term is defined in the Investment Company Act), at an in person meeting of the board of trustees. The board of trustees will meet in person to further consider and, if they deem appropriate, ratify the approval of the investment management agreement prior to the date on which the Trust's registration statement is declared effective. This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.65% of the average weekly value of the Trust's Managed Assets. A related waiver letter from BlackRock Advisors provided for temporary fee waiver of 0.30% the average weekly value of the Trust's Managed Assets in each of the first five years of the Trust's operations (through April 30, 2007) and for a declining amount for an additional five years (through April 30, 2012). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Advisors, the profitability to BlackRock Advisors of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

     The investment management agreement and the waivers of the management fees
were approved by the sole common shareholder of the Trust as of April   , 2002.
The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).



SUB-INVESTMENT ADVISORY AGREEMENT

     BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed

BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to: (i) prior to April 30, 2003, 38% of the monthly management fees received by BlackRock Advisors, (ii) from May 1, 2003 to April 30, 2004, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after April 30, 2004, 0% of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.

     The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

     Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.


     The economic terms of the sub-investment advisory agreement were approved in principle by the Trust's board of trustees at a telephone meeting held on March 20, 2002, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The Investment Company Act requires that the sub-investment advisory agreement be approved by a majority of the Trust's board of trustees, including a majority of the trustees who are not interested persons (as such term is defined in the Investment Company Act), at an in person meeting of the board of trustees. The board of trustees will meet in person to further consider and, if they deem appropriate, ratify the approval of the sub-investment advisory agreement prior to the date on which the registration statement is deemed effective. In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Financial Management, the profitability to BlackRock Financial Management of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

     The sub-investment advisory agreement was approved by the sole common
shareholder of the Trust as of April   , 2002. The sub-investment advisory
agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).



TRUSTEES AND OFFICERS


     The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. Following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the last five years. Trustees who are interested persons of the Trust (as defined by the

Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.





                                                                            NUMBER OF
                                                                            PORTFOLIOS
                                                                             IN FUND
                                                                             COMPLEX
                           TERM OF                                         OVERSEEN BY
NAME, ADDRESS, AGE        OFFICE AND          PRINCIPAL OCCUPATION         DIRECTOR OR
AND POSITION(S) HELD      LENGTH OF        DURING THE PAST FIVE YEARS      NOMINEE FOR         OTHER DIRECTORSHIPS
WITH REGISTRANT          TIME SERVED         AND OTHER AFFILIATIONS          DIRECTOR            HELD BY DIRECTOR
---------------------- --------------- ---------------------------------- ------------- ---------------------------------
INDEPENDENT
DIRECTORS:
Andrew F. Brimmer      3 years(1)(2)   President of Brimmer &                  37       Director of CarrAmerica Realty
P.O. Box 4546                          Company, Inc., a Washington,                     Corporation and Borg-Warner
New York, NY 10163                     D.C.-based economic and                          Automotive. Formerly member
Age: 75                                financial consulting firm. Lead                  of the Board of Governors of the
Trustee                                Director and Chairman of the                     Federal Reserve System.
                                       Audit Committee of each of the                   Formerly Director of AirBorne
                                       closed-end Trusts in which                       Express, BankAmerica
                                       BlackRock Advisors Inc. acts as                  Corporation (Bank of America),
                                       investment advisor.                              Bell South Corporation, College
                                                                                        Retirement Equities Fund
                                                                                        (Trustee), Commodity Exchange,
                                                                                        Inc. (Public Governor),
                                                                                        Connecticut Mutual Life
                                                                                        Insurance Company E.I. Dupont
                                                                                        de Nemours & Company,
                                                                                        Equitable Life Assurance Society
                                                                                        of the United States, Gannett
                                                                                        Company, Mercedes-Benz of
                                                                                        North America, MNC Financial
                                                                                        Corporation (American Security
                                                                                        Bank), NMC Capital
                                                                                        Management, Navistar
                                                                                        International Corporation, PHH
                                                                                        Corp. and UAL Corporation
                                                                                        (United Airlines).

Richard E. Cavanagh    3 years(1)(2)   President and Chief Executive           37       Trustee Emeritus, Wesleyan
P.O. Box 4546                          Officer of The Conference                        University, Trustee: Drucker
New York, NY 10163                     Board, Inc., a leading global                    Foundation, Airplanes Group,
Age: 55                                business membership                              Aircraft Finance Trust (AFT)
Trustee                                organization, from 1995-present.                 and Education Testing Service
                                       Former Executive Dean of the                     (ETS). Director, Arch Chemicals,
                                       John F. Kennedy School of                        Fremont Group and The
                                       Government at Harvard                            Guardian Life Insurance
                                       University from 1988-1995.                       Company of America.
                                       Acting Director, Harvard Center
                                       for Business and Government
                                       (1991-1993). Formerly Partner
                                       (principal) of McKinsey &
                                       Company, Inc. (1980-1988).
                                       Former Executive Director of
                                       Federal Cash Management,
                                       White House Office of
                                       Management and Budget
                                       (1977-1979). Co-author, THE
                                       WINNING PERFORMANCE
                                       (best selling management book
                                       published in 13 national
                                       editions).

                                                                            NUMBER OF
                                                                            PORTFOLIOS
                                                                             IN FUND
                                                                             COMPLEX
                           TERM OF                                         OVERSEEN BY
NAME, ADDRESS, AGE        OFFICE AND          PRINCIPAL OCCUPATION         DIRECTOR OR
AND POSITION(S) HELD      LENGTH OF        DURING THE PAST FIVE YEARS      NOMINEE FOR         OTHER DIRECTORSHIPS
WITH REGISTRANT          TIME SERVED         AND OTHER AFFILIATIONS          DIRECTOR           HELD BY DIRECTOR
---------------------- --------------- ---------------------------------- ------------- --------------------------------
Kent Dixon             3 years(1)(2)   Consultant/Investor. Former             37       Former Director of ISFA (the
P.O. Box 4546                          President and Chief Executive                    owner of INVEST, a national
New York, NY 10163                     Officer of Empire Federal                        securities brokerage service
Age: 64                                Savings Bank of America and                      designed for banks and thrift
Trustee                                Banc PLUS Savings Association,                   institutions).
                                       former Chairman of the Board,
                                       President and Chief Executive
                                       Officer of Northeast Savings.

Frank J. Fabozzi       3 years(1)(2)   Consultant. Editor of THE               37       Director, Guardian Mutual Funds
P.O. Box 4546                          JOURNAL OF PORTFOLIO                             Group.
New York, NY 10163                     MANAGEMENT and Adjunct
Age: 53                                Professor of Finance at the
Trustee                                School of Management at Yale
                                       University. Author and editor of
                                       several books on fixed income
                                       portfolio management. Visiting
                                       Professor of Finance and
                                       Accounting at the Sloan School
                                       of Management, Massachusetts
                                       Institute of Technology from
                                       1986 to August 1992.

James Clayburn         3 years(1)(2)   Dean Emeritus of The John E.            37       Director, Jacobs Engineering
 LaForce, Jr.                          Anderson Graduate School of                      Group, Inc., Payden & Rygel
P.O. Box 4546                          Management, University of                        Investment Trust, Provident
New York, NY 10163                     California since July 1, 1993.                   Investment Counsel Funds,
Age: 73                                Acting Dean of The School of                     Timken Company and Trust for
Trustee                                Business, Hong Kong University                   Investment Managers.
                                       of Science and Technology
                                       1990-1993. From 1978 to
                                       September 1993, Dean of The
                                       John E. Anderson Graduate
                                       School of Management,
                                       University of California.

Walter F. Mondale      3 years(1)(2)   Partner, Dorsey & Whitney, a law        37       Director, Northwest Airlines
P.O. Box 4546                          firm (December 1996-present,                     Corp., UnitedHealth Group,
New York, NY 10163                     September 1987-August 1993).                     Formerly Director, RBC Dain
Age: 74                                Formerly U.S. Ambassador to                      Rauscher Inc.
Trustee                                Japan (1993-1996). Formerly,
                                       Vice President of the United
                                       States, U.S. Senator and
                                       Attorney General of the State of
                                       Minnesota. 1984 Democratic
                                       Nominee for President of the
                                       United States.

                                                                              NUMBER OF
                                                                              PORTFOLIOS
                                                                               IN FUND
                                                                               COMPLEX
                            TERM OF                                          OVERSEEN BY
NAME, ADDRESS, AGE         OFFICE AND           PRINCIPAL OCCUPATION         DIRECTOR OR
AND POSITION(S) HELD       LENGTH OF         DURING THE PAST FIVE YEARS      NOMINEE FOR         OTHER DIRECTORSHIPS
WITH REGISTRANT           TIME SERVED          AND OTHER AFFILIATIONS          DIRECTOR            HELD BY DIRECTOR
----------------------- --------------- ----------------------------------- ------------- ---------------------------------
INTERESTED
DIRECTORS:
Laurence D. Fink*       3 years(1)(2)   Chairman and Chief Executive             37       President, Treasurer and a
Age: 49                                 Officer of BlackRock, Inc. since                  Trustee of the BlackRock Funds,
Chairman                                its formation in 1998 and of                      Chairman of the Board and
                                        BlackRock, Inc.'s predecessor                     Director of Anthracite Capital,
                                        entities since 1988. Chairman of                  Inc., a Director of BlackRock's
                                        the Management Committee.                         offshore funds and alternative
                                        Formerly, Managing Director of                    investment vehicles and
                                        the First Boston Corporation,                     Chairman of the Board of
                                        Member of its Management                          Nomura BlackRock Asset
                                        Committee, Co-head of its                         Management Co., Ltd. Currently,
                                        Taxable Fixed Income Division                     Co-Chairman of the Board of
                                        and Head of its Mortgage and                      Trustees of Mount Sinai New
                                        Real Estate Products Group.                       York University Medical Center
                                        Currently, Chairman of the                        and Health System and a
                                        Board of each of the closed-end                   Member of the Board of Phoenix
                                        Trusts in which BlackRock                         House.
                                        Advisors, Inc. acts as investment
                                        advisor.

Ralph L. Schlosstein*   3 years(1)(2)   Director since 1999 and President        37       Chairman and President of the
Age: 51                                 of BlackRock, Inc. since its                      BlackRock Provident
Trustee and President                   formation in 1998 and of                          Institutional Funds. Director of
                                        BlackRock, Inc.'s predecessor                     several of BlackRock's
                                        entities since 1988. Member of                    alternative investment vehicles.
                                        the Management Committee and                      Currently, a Member of the
                                        Investment Strategy Group of                      Visiting Board of Overseers of
                                        BlackRock, Inc. Formerly,                         the John F. Kennedy School of
                                        Managing Director of Lehman                       Government at Harvard
                                        Brothers, Inc. and Co-head of its                 University, the Financial
                                        Mortgage and Savings                              Institutions Center Board of the
                                        Institutions Group. Currently,                    Wharton School of the University
                                        President and Director of each of                 of Pennsylvania, a trustee of
                                        the closed-end Trusts in which                    Trinity School in New York City
                                        BlackRock Advisors, Inc. acts as                  and a Trustee of New Visions for
                                        investment advisor.                               Public Education in New York
                                                                                          City. Formerly, a Director of
                                                                                          Pulte Corporation and a Member
                                                                                          of Fannie Mae's Advisory
                                                                                          Council.



----------
(1) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:


     -- Messrs. Cavanagh and Clayburn, as Class I trustees, are expected to stand for re-election at the Trust's 2003 annual meeting of shareholders


     -- Messrs. Schlosstein, Fabbozzi and Mondale, as Class II trustees, are expected to stand for re-election at the Trust's 2004 annual meeting of shareholders


     -- Messrs. Fink, Brimmer and Dixon, as Class III Trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders


(2)  Each Trustee has served in such capacity since the Trust's inception.

                                                           PRINCIPAL OCCUPATION DURING THE
NAME AND AGE                  TITLE                    PAST FIVE YEARS AND OTHER AFFILIATIONS
--------------------- --------------------- ------------------------------------------------------------
 OFFICERS:
 Anne F. Ackerley     Secretary             Managing Director of BlackRock, Inc. since 2000. Formerly
 Age: 40                                    First Vice President and Chief Operating Officer, Mergers
                                            and Acquisition Group at Merrill Lynch & Co. from 1997
                                            to 2000; First Vice President and Chief Operating Officer,
                                            Public Finance Group at Merrill Lynch & Co. from 1995 to
                                            1997; First Vice President, Emerging Markets Fixed Income
                                            Research at Merrill Lynch & Co. prior thereto.

 Henry Gabbay         Treasurer             Managing Director of BlackRock, Inc. and its predecessor
 Age: 54                                    entities.

 Robert S. Kapito     Vice President        Vice Chairman of BlackRock, Inc. and its predecessor
 Age: 45                                    entities.

 Kevin Klingert       Vice President        Managing Director of BlackRock, Inc. and its predecessor
 Age: 39                                    entities.

 James Kong           Assistant Treasurer   Managing Director of BlackRock, Inc. and its predecessor
 Age: 41                                    entities.

 Richard Shea, Esq.   Vice President/Tax    Managing Director of BlackRock, Inc. since 2000; Chief
 Age: 42                                    Operating Officer and Chief Financial Officer of Anthracite
                                            Capital, Inc. since 1998. Formerly, Director of BlackRock,
                                            Inc. and its predecessor entities.


     Prior to this offering, all of the outstanding shares of the Trust were owned by BlackRock Advisors.





                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                               IN ALL REGISTERED INVESTMENT COMPANIES
                                  DOLLAR RANGE OF EQUITY         OVERSEEN BY DIRECTORS IN THE FAMILY
NAME OF DIRECTOR                 SECURITIES IN THE FUND*                INVESTMENT COMPANIES
-----------------------------   -------------------------   --------------------------------------------
Andrew F. Brimmer                           $0                             $1-$10,000
Richard E. Cavanagh                         $0                          $50,001-$100,000
Kent Dixon                                  $0                           over $100,000
Frank J. Fabozzi                            $0                             $1-$10,000
James Clayburn La Force, Jr                 $0                          $50,001-$100,000
Laurence D. Fink                            $0                           over $100,000
Walter F. Mondale                           $0                          $50,001-$100,000
Ralph L. Schlosstein                        $0                          $50,001-$100,000



----------
* Trustees do not own equity securities of the Trust because the Trust is a newly organized closed-end investment company.




     The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2000, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2001, assuming the Trust had been in existence for the full calendar year.

                                                   TOTAL COMPENSATION FROM
                                    ESTIMATED        THE TRUST AND FUND
                                  COMPENSATION         COMPLEX PAID TO
NAME OF BOARD MEMBER               FROM TRUST          BOARD MEMBER(1)
------------------------------   --------------   ------------------------
Andrew F. Brimmer                  $6,000(2)            $195,000(3),(4)
Richard E. Cavanagh                $6,000(2)            $160,000(4)
Kent Dixon                         $6,000(2)            $160,000(4)
Frank J. Fabozzi                   $6,000(2)            $160,000(4)
James Clayburn La Force, Jr.       $6,000(2)            $160,000(4)
Walter F. Mondale                  $6,000(2)            $160,000(4)




----------
(1) Represents the total compensation earned by such person during the calendar year ended December 31, 2001 from the thirty closed-end funds advised by a the Advisor (the "Fund Complex"). One of these funds, The BlackRock 2001 Term Trust, was terminated on June 30, 2001. On February 28, 2002, one additional fund was added to the Fund Complex.

(2) Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale may defer $0, $0, $0, $0, $6,000 and $3,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

(3) Andrew F. Brimmer serves as "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Andrew F. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex to be allocated among the funds in the Fund Complex based on each fund's relative net assets.

(4) Of this amount, Messrs. Brimmer, Cavanagh, La Force and Mondale deferred $24,000, $24,000, $139,000 and $68,000, respectively, pursuant to the
     Fund Complex's deferred compensation plan.

     Each Independent Trustee/Director receives an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee/Director. The total annual aggregate compensation for each Independent Trustee/Director is capped at $160,000 per annum, except that Dr. Brimmer receives an additional $40,000 from the Fund Complex for acting as the lead trustee/director for each board of trustees/directors in the Fund Complex. In the event that the $160,000 cap is met with respect to an Independent Trustee/Director, the amount of the Independent Trustee/Director's fee borne by each fund in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds in the Fund Complex. In addition, the attendance fees of each Independent Trustee/Director of the funds/trusts are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts held on a single day does not exceed $20,000 for any Independent Trustee/Director.

     The Board of Trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

     The Executive Committee consists of Laurence D. Fink and Ralph L. Schlosstein and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Trust.

     The Audit Committee consists of Richard E. Cavanagh, Walter F. Mondale, Dr. Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi and James Clayburn La Force, Jr. The Audit Committee acts according to the Audit Committee charter. Dr. Andrew F. Brimmer has been appointed as Chairman of the Audit Committee.

     The governance committee consists of Dr. Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Frank J. Fabozzi, James Clayburn La Force, Jr. and Walter
F. Mondale. The Governance committee acts in accordance with the Governance Committee charter. Dr. Andrew F. Brimmer has been appointed as Chairman of the Governance Committee.

     As the Trust is a newly organized closed-end investment company, no meetings of the above committees have been held in the current fiscal year.

     [No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.]



CODES OF ETHICS


     The Trust, the Advisor, the Sub-Advisor and the Trust's principal underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Security and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Security and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.



INVESTMENT ADVISOR AND SUB-ADVISOR


     BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $239 billion of assets under management as of December 31, 2001. BlackRock, Inc. and its affiliates manage assets on behalf of institutional and individual investors worldwide, including nine of the 10 largest companies in the United States, as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name.

     The BlackRock organization has over 13 years of experience managing closed-end products and advised a closed-end family of 29 funds with approximately $8.5 billion in assets as of December 31, 2001. BlackRock has 21 leveraged municipal closed-end funds and six open-end municipal funds under management and over $17 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

     The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

     The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

     One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.


                              DESCRIPTION OF SHARES


COMMON SHARES

     The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


PREFERRED SHARES

     Although the terms of any Preferred Share issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

     If the board of trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


OTHER SHARES

     The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.


                           REPURCHASE OF COMMON SHARES

     The Trust is a closed-end investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

     The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.


     In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.


     Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.


                                   TAX MATTERS



FEDERAL TAX MATTERS


     The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of common stock of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.


     The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code, and to satisfy conditions which will enable dividends on common shares or Preferred Shares which are attributable to interest on tax-exempt municipal securities to be exempt from Federal income tax in the hands of its shareholders, subject to the possible application of the Federal alternative minimum tax.

     In order to qualify as a regulated investment company, the Trust must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Trust must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Trust will not be subject to Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to Federal income tax on long-term capital gains, (i) will be required to include in income for Federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust against their Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Trust intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Distributions by the Trust of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Trust) and generally will not qualify for the dividends received deduction in the case of corporate shareholders. Net long-term capital gains realized by the Trust and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Trust. Distributions by the Trust that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.


     If the Trust engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Trust, defer the Trust's losses, cause adjustments in the holding periods of the Trust's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of common shares.

     Prior to purchasing shares in the Trust, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Trust (and received by the holder of common shares) on December 31.

     Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Trust receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to holders of common shares to the extent that their tax liability is determined under the alternative minimum tax. The Trust will annually supply holders of common shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Trust income attributable to tax preference items subject to the alternative minimum tax.


     The Trust intends to invest in sufficient tax-exempt municipal bonds to permit payment of exempt-interest dividends (as defined in the Code). Except as provided below, exempt-interest dividends paid to holders of common shares are not includable in the holder's gross income for Federal income tax purposes.


     The Internal Revenue Service's position in a published revenue ruling indicates that the Trust is required to designate distributions paid with respect to its common shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Trust. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Trust dividends received by such class. Thus, the Trust will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the holders of Preferred Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.


     Interest on certain "private activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Trust may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. Accordingly, investment in the Trust could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.


     Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to Federal income tax.


     Although exempt-interest dividends generally may be treated by holders of common shares as items of interest excluded from their gross income, each holder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax-exempt obligations held by the Trust.

     For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Trust, are included in calculating adjusted current earnings.


     The redemption, sale or exchange of common shares normally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. In addition, gain realized by the Trust from the disposition of a tax-exempt municipal obligation that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by holders of common shares. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains will be taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and whose holding periods began after December 31, 2000), while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 38.6%.1 Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing common shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such shares within 90 days after their purchase to the extent common shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of the Trust (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Trust within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares.

     In order to avoid a 4% Federal excise tax, the Trust must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Trust paid no Federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Trust intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any tax year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate Federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for Federal income tax purposes to the extent of the Trust's earnings and profits.

     The Trust is required to withhold tax at a rate equal to the fourth lowest rate applicable to unmarried individuals on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Trust their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's Federal income tax liability, provided the required information is furnished to the Internal Revenue Service.



----------
1 The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Trust and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the Federal income taxation of the Trust and the income tax consequences to its holders of common shares.


                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION


INVEST TAX-FREE
KEEP MORE OF WHAT YOU EARN


7 NEW BLACKROCK CLOSED-END MUNICIPAL TRUSTS


     o    Attractive taxable-equivalent yields


     o    Monthly income


     o    Primarily Investment grade bond portfolios


     o Reduced fee structure designed to make more of Trusts' income available to investors


     o    Experienced management


     o    Exchange traded liquidity


KEEP MORE OF WHAT YOU EARN


     Are you tired of having your investment income taxed away? A new tax-free investment from BlackRock can help.(1)


     Tax-free income can make a big difference to your bottom line. For example, for a U.S. resident in the highest Federal tax bracket, a tax-free yield of 6% is equivalent to getting more than 9.7% on a comparable taxable investment. In other words, getting a 6% tax-free yield on a $100,000 hypothetical investment has the potential to return $6,000 in income annually -- which is equivalent to getting $9,700 from a taxable investment.


     To give investors like you a way to take advantage of tax-free investing, BlackRock is introducing seven new closed-end municipal trusts. Each Trust has been designed to give U.S. residents attractive monthly income exempt from Federal and, in some cases, state income taxes through a portfolio of primarily investment grade municipal bonds.(2)


----------
     (1) A portion of each Trust's income may be subject to the federal alternative minimum tax. Capital gains, if any, will be subject to capital gains taxes.


     (2) We expect to declare the initial monthly dividend on a Trust's common shares approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after the completion of this offering. No assurance can be given that the Trusts will achieve their investment objectives.

WHY BLACKROCK BELIEVES MUNICIPAL BONDS ARE ATTRACTIVE


     1. Attractive Taxable-Equivalent Yields.


     2. Municipal Bonds have outperformed all other major fixed income sectors over the past 10 years, on a tax adjusted basis, making them an attractive option compared to other fixed income alternatives.


     3. Over the past 10 years, on a tax-adjusted basis, Municipal Bonds have returned 89% of the total return of the S&P 500 with only 31% of the volatility.(3) (See Chart A)


     4. Current yields of municipal bonds, compared to Treasury yields, are attractive based on historical levels. Municipal bonds are trading at relatively low prices and may have potential for price appreciation. (See Chart
B)


Chart A



     10 Year Municipal Bond Tax-Adjusted Annualized Returns and Standard Deviation vs. Alternatives.(4)




10 YEAR PERIOD
2/28/92 - 2/28/2002             MUNI     AGGREGATE   TREASURY    AGENCY    CORPORATES
--------------------------- ----------- ----------- ---------- ---------- ------------
Annualized Return .........     11.23%      7.50%       7.39%      7.51%       7.88%
Annualized STD ............      4.32       3.71        4.19       3.84        4.68



10 YEAR PERIOD                             ASSET      HIGH                   GLOBAL       S&P
2/28/92 - 2/28/2002          MORTGAGES    BACKED      YIELD    EURODOLLAR   TREASURY      500        NASDAQ
--------------------------- ----------- ---------- ---------- ------------ ---------- ----------- -----------
Annualized Return .........     7.34%       7.22%      6.87%       7.39%       5.34%      12.60%      10.57%
Annualized STD ............     2.98        2.52       6.07        3.54        5.71       14.01       27.21



----------
     (3) Source: Lehman Brothers/BlackRock Advisors, Inc.Past performance does not guarantee future results. Calculations result from comparing the Lehman Brothers Municipal Index with the S&P 500 Index, for the ten year period from 2/28/92-2/28/02. The Lehman Brothers Municipal Index produced an annualized return of 11.23% for the period with 4.32 Standard Deviation (volatility). In comparison the S&P 500 Index produced an annualized return of 12.60% for the same period with 14.01 Standard Deviation. These indices are unmanaged and an investment can not be made directly in an index.


     (4) Source: Lehman Brothers. Past performance is no guarantee of future results. The tax adjusted return for municipal bonds in the above table reflects an adjustment of 35% of the portion of the Lehman Brothers Municipal Index attributable to coupon payment (to adjust for an assumed Federal tax bracket of 35%) and no adjustment to the portion of the Lehman Brothers Municipal Index attributable to principal appreciation. Standard deviation measures performance fluctuation; generally the higher the standard deviation, the greater the expected volatility of returns. Standard deviation is not a complete measure of risk and cannot predict future performance Referenced
Indices: S&P Index and NASDAQ Composite. Other referenced Lehman Indices:
Asset-Backed, Mortgage Backed, Eurodollar, Aggregate Bond, U.S. Agency, Credit Bond (Corporate), Global Treasury Bond, High Yield and Treasury Bond.

Chart B



     Municipal Bonds May Be Attractively Valued Relative To Treasuries.(5)






                                    10 YEAR
                                    AVERAGE
     MUNIS% OF TREASURIES       (AS OF 3/1/02)     BBMY      GT30
------------------------------ ---------------- --------- ----------

  1/4/91 .........     90.90%         93%          7.46     8.207
  1/3/92 .........     89.57%         93%          6.7      7.48
  1/8/93 .........     86.67%         93%          6.47     7.465
  1/7/94 .........     90.09%         93%          5.61     6.227
  1/6/95 .........     91.98%         93%          7.23     7.86
  1/5/96 .........     94.14%         93%          5.69     6.044
  1/3/97 .........     88.09%         93%          5.93     6.732
  1/2/98 .........     90.96%         93%          5.31     5.838
  1/1/99 .........    104.81%         93%          5.34     5.095
  1/8/99 .........    102.60%         93%          5.41     5.273
  1/7/00 .........    100.98%         93%          6.61     6.546
  1/5/01 .........     97.81%         93%          5.28     5.398
  1/4/02 .........    101.12%         93%          5.61     5.548
  3/1/02 .........     97.75%         93%          5.38%    5.504




PUT THE POWER OF BLACKROCK BEHIND YOU
ABOUT BLACKROCK


     o $215 billion in fixed-income and liquidity assets under management (as of 12/31/01)

     o    $239 billion in total assets under management (as of 12/31/01)

     o    Manages money for 9 of the 10 largest U.S. companies(6)

     o    The 26th largest asset management firm in the U.S.(7)

     o    Advises on risk management for more than $1 trillion in outside assets


ABOUT BLACKROCK'S MUNICIPAL & CLOSED-END CAPABILITIES (AS OF 12/31/01)


     o    Manages over $17 billion in municipal assets firm-wide

     o Manages 21 closed-end municipal funds with approximately $5.9 billion in assets

     o Manages six open-end municipal mutual funds (five state-specific and one national)

     o    Advises a family of 9 non-municipal closed-end funds


----------
     (5) Source: Bloomberg/BlackRock Advisors Inc. Past performance is no guarantee of future results. Chart shows the relationship between the Bond Buyer 40 Municipal Index and the U.S. 30 Year Treasury Index. The yields quoted above are a simple unweighted average of the estimated yields of the bonds in the index if those bonds were sold at par value. It is not possible to invest directly in an index.


     (6) As ranked by Fortune magazine, according to revenues April 11, 2001.


     (7) As determined by Pensions & Investments magazine May 14, 2001.

POTENTIAL BENEFITS OF INVESTING IN THESE TRUSTS


1. ATTRACTIVE TAXABLE EQUIVALENT YIELD OPPORTUNITY


     The Trusts aim to provide enhanced yield through:


     o Reduced expenses for the first 10 years leaving more income for investors.

     o Use of Preferred Shares enabling the potential increase in yield through the use of leverage.(8)

     o Active Management allowing the management team to adjust to market conditions and seek potential opportunities in undervalued municipal bonds.


2. MONTHLY INCOME


     Monthly income either in cash or convenient reinvestment of dividends (after first 60-90 days).


3. PRIMARILY INVESTMENT GRADE PORTFOLIO


     All of the Trusts expect to have an average credit quality of "A" or higher at the time of launch. Each Trust also has the flexibility to be 80% "investment grade" with 20% of assets invested in below investment grade quality bonds, which involves risks, including a greater risk of default.(9)


4. EXCHANGE TRADED LIQUIDITY


     Each Trust expects to list its shares on a major stock exchange. A listing should provide the benefit of liquidity and the convenience of being able to track your investment via select newspapers or electronic services. (Like any stock, the shares of each Trust will fluctuate with market conditions and other factors. These shares are designed primarily for long-term investors, and you should not view any of these Trusts as vehicles for trading purposes.)


5. EXPERIENCED MANAGEMENT TEAM


     BlackRock's municipal management team consists of 9 dedicated investment professionals including 5 full-time Credit Research Analysts, and 4 Portfolio Managers with an average of 17 years of experience.


TERMS OF THE OFFERING


     o    The offering period is expected to end April 25, 2002

     o Offering price per share: $15.00 (100 share minimum). There will be a sales charge of 4.5% of the initial offering price, which will reduce each Trust's net asset value


----------
     (8) Please see the "Risks" section of this brochure and the information specific to Leverage, as well as each Trust's prospectus for more information about risks.


     (9) Please see the risks section of this brochure and the information specific to credit risk, as well as each Trust's prospectus for more information about risks.

KEEPING MORE OF WHAT YOU EARN
WHAT TAXABLE EQUIVALENT YIELD MEANS TO YOU(10)


DOUBLE TAX FREE INCOME(11)


     Residents of California, Maryland, New Jersey, New York, and Virginia that purchase the appropriate Trust will receive monthly income exempt from both Federal and respective state income taxes. Florida residents that purchase the Florida Trust will receive monthly income exempt from both Federal and Florida intangible personal property taxes.


TAX FREE INCOME(11)


     All U.S. residents that purchase the National Trust will receive monthly income exempt from Federal income taxes.


     Tax-free income can be advantageous when compared to some taxable alternatives. For example, the information below shows you how much more a taxable investment needs to yield to match the yield of a tax-exempt investment. Keep in mind, that on February 28, 2002, the Lehman Brothers Aggregate Bond Index, which is considered to be a common measure of the taxable bond market, yielded 5.42%(12).


----------
     (10) The tax-free yields used in the charts are for illustrative purposes only and do not represent or predict the tax-free yield of any of the Trusts. Trust yields will vary. The lower your combined Federal and state tax rate, the less you can take advantage of tax-free investing, which can be seen by comparing the taxable-equivalent yields at a given tax-free yield level for different tax brackets. The tables do not take into account, among other things, the effects of the Federal alternative minimum tax or capital gains taxes. In addition, the Trusts may invest in securities that are not exempt from Federal or state income taxes, although they do not intend to do so to a significant degree. Consult your tax advisor for more information.


     (11) A portion of an investor's income may be subject to the Federal alternative minimum tax. Capital gains, if any, will be subject to capital gains taxes.


     (12) The Lehman Brothers Aggregate Bond Index is an unmanaged index representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities. It is not possible to invest directly in an index.

                                                        YOUR COMBINED
                                                        FEDERAL/STATE TAX
                 SINGLE RETURN      JOINT RETURN ($)      BRACKET IS (%):     5.5 (%)     6.0 (%)     7.0 (%)
               -----------------   ------------------   ------------------   ---------   ---------   --------
National        27,951-67,700       46,701-112,850              270            7.53         8.22        9.59
(BBK)           67,701-141,250      112,851-171,950            30.0            7.86         8.57       10.00
               141,251-307,050      171,951-307,050            35.0            8.46         9.23       10.77
                 Over 307,050        Over 307,050              38.6            8.96         9.77       11.40
California      37,726-67,700       75,451-112,850             33.8            8.31         9.05       10.57
(BZA)           67,701-141,250      112,851-171,950            36.5            8.66         9.45       11.03
               141,251-307,050      171,951-301,050            41.0            9.33        10.18       11.87
                 Over 307,050        Over 307,050              44.3            9.88        10.77       12.57
Florida         27,951-67,700       46,701-112,850             27.0            7.53         8.22        9.59
(BIE)           67,701-141,250      112,851-171,950            30.0            7.86         8.57       10.00
               141,251-307,050      171,951-307,050            35.0            8.46         9.23       10.77
                 Over 307,050        Over 307,050              38.6            8.96         9.77       11.40
Maryland        27,951-67,700       46,701-112,850             30.5            7.91         8.83       10.07
(BZM)           67,701-141,250      112,851-171,950            33.3            8.25         9.00       10.50
               141,251-307,050      171,951-307,050            38.1            8.88         9.69       11.31
                 Over 307,050        Over 307,050              41.5            9.40        10.26       11.97
New Jersey      67,701-67,700       112,851-150,000            33.9            8.32         9.07       10.58
(BLJ)           75,001-141,250      150,000-171,950            34.5            8.39         9.15       10.68
               141,251-307,050      171,951-307,050            39.1            9.04         9.86       11.50
                 Over 307,050        Over 307,050              42.5            9.57        10.44       12.18
New York        27,951-67,700       46,701-112,850             32.0            8.09         8.82       10.29
(BQH)           67,701-141,250      112,851-171,950            34.8            8.43         9.20       10.74
               141,251-307,050      171,951-307,050            39.5            9.08         9.91       11.56
                 Over 307,050        Over 307,050              42.8            9.62        10.49       12.24
Virginia        27,951-67,700       46,701-112,850             31.2            7.99         8.72       10.17
(BHV)           67,701-141,250      112,851-171,950            34.0            8.34         9.09       10.81
               141,251-307,050      171,951-307,050            38.7            8.98         9.79       11.43
                 Over 307,050        Over 307,050              42.1            9.50        10.37       12.10



Disclosure



                                     EXPERTS

     The Statement of Net Assets of the Trust as of       appearing in this
Statement of Additional Information has been audited by       , independent
auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm
as experts in accounting and auditing.       , located at      , provides
accounting and auditing services to the Trust.


                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                          INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholder of
BlackRock New York Municipal Bond Trust


     We have audited the accompanying statement of assets and liabilities of
BlackRock New York Municipal Bond Trust (the "Trust") as of      , 2002 and the
related statement of operations and changes in net assets for the period      ,
2002 (date of inception) to      , 2002. These financial statements are the
responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.


     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


     In our opinion, such financial statements presents fairly, in all material
respects, the financial position of the Trust at      , 2002 and the results of
its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                     BLACKROCK NEW YORK MUNICIPAL BOND TRUST


                       STATEMENT OF ASSETS AND LIABILITIES


                                [TO BE PROVIDED]

                                   APPENDIX A


RATINGS OF INVESTMENTS

     Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:



  Long-Term Debt

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


  Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


  Speculative Grade Rating

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

          The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (--): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

  Municipal Notes

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

          --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).


          --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).


          Note rating symbols are as follows:


SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


SP-2      Satisfactory capacity to pay principal and interest.


SP-3      Speculative capacity to pay principal and interest.



     A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.



  Commercial Paper


     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.



     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:


A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."


A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


B Issues rated "B" are regarded as having only speculative capacity for timely payment.


C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.


D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


     A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.


     Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

  Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

  Short-Term Loans

MIG 1/VMIG 1    This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2    This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3    This designation denotes favorable quality. All security
                elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4    This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


  Commercial Paper

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --Leading market positions in well-established industries.

     --High rates of return on funds employed.

     --Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     --Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:


  Long-Term Credit Ratings

     Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


  Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, High default risk. Default is a real possibility. Capacity for meeting financial commitments is CC, C solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, Default. The ratings of obligations in this category are based on their prospects for DD, achieving partial or full recovery in a reorganization or liquidation of the obligor. While and D expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

  Short-Term Credit Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D         Default. Denotes actual or imminent payment default.



Notes:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".


`NR' indicates that Fitch does not rate the issuer or issue in question.


`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                                   APPENDIX B

                        TAXABLE EQUIVALENT YIELD TABLE


     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal Federal tax rates for 2002 listed below:


                  2002-2003 FEDERAL TAXABLE VS. TAX-FREE YIELDS





                                           FEDERAL
       SINGLE               JOINT            TAX                      TAXABLE EQUIVALENT ESTIMATE CURRENT RETURN
       RETURN               RETURN         BRACKET      4.00%      4.50%      5.00%      5.50%      6.00%      6.50%      7.00%
-------------------- ------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
    $0-6,000             $0-12,000         10.00%      4.44%        5.00%      5.56%      6.11%      6.67%      7.22%      7.78%
  $6,001-27,950        $12,001-46,700      15.00%      4.71%        5.29%      5.88%      6.47%      7.06%      7.65%      8.24%
 $27,951-67,700       $46,70-112,850       27.00%      5.48%        6.16%      6.85%      7.53%      8.22%      8.90%      9.59%
 $67,70-141,250      $112,851-171,950      30.00%      5.71%        6.43%      7.14%      7.86%      8.57%      9.29%     10.00%
$141,251-307,050     $171,951-307,050      35.00%      6.15%        6.92%      7.69%      8.46%      9.23%     10.00%     10.77%
  Over $307,050        Over $307,050       38.60%      6.51%        7.33%      8.14%      8.96%      9.77%     10.59%     11.40%


     The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined Federal and New York State and New York City taxes, using published 2002 marginal Federal tax rates and marginal New York State and New York City tax rates currently available and scheduled to be in effect.


                                   2002-2003



                                   NEW YORK





                                                       STATE
                                          FEDERAL    AND CITY    COMBINED
       SINGLE              JOINT            TAX         TAX        TAX
       RETURN              RETURN         BRACKET    BRACKET*    BRACKET*
------------------- ------------------- ----------- ---------- -----------
    $0-6,000           $0-12,000            10.00%     6.550%      15.90%
   6,001-8,000       12,001-16,000          15.00%     6.550%      20.57%
  8,001-11,000       16,001-21,600          15.00%     7.050%      20.99%
                     21,601-22,000          15.00%     7.600%      21.46%
  11,001-12,000                             15.00%     7.800%      21.63%
  12,001-13,000      22,001-26,000          15.00%     8.350%      22.10%
  13,001-20,000      26,001-40,000          15.00%     9.000%      22.65%
  20,001-25,000      40,001-45,000          15.00%     9.950%      23.46%
  25,001-27,950      45,001-46,700          15.00%    10.000%      23.50%
  27,951-50,000      46,701-90,000          27.00%    10.000%      34.30%
  50,001-67,700     90,001-112,850          27.00%    10.050%      34.34%
 67,701-141,250     112,851-171,950         30.00%    10.050%      37.04%
 141,251-307,050    171,951-307,050         35.00%    10.050%      41.53%
  Over 307,050        Over 307,050          38.60%    10.050%      44.77%



                                    TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
       SINGLE
       RETURN          3.50%      4.00%      4.50%      5.00%      5.50%      6.00%      6.50%      7.00%
------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
    $0-6,000        4.16%      4.76%      5.35%      5.94%      6.54%       7.13%      7.73%         8.32%
   6,001-8,000      4.41%      5.04%      5.67%      6.29%      6.92%       7.55%      8.18%         8.81%
  8,001-11,000      4.43%      5.06%      5.70%      6.33%      6.96%       7.59%      8.23%         8.86%
                    4.46%      5.09%      5.73%      6.37%      7.00%       7.64%      8.28%         8.91%
  11,001-12,000     4.47%      5.10%      5.74%      6.38%      7.02%       7.66%      8.29%         8.93%
  12,001-13,000     4.49%      5.13%      5.78%      6.42%      7.06%       7.70%      8.34%         8.99%
  13,001-20,000     4.52%      5.17%      5.82%      6.46%      7.11%       7.76%      8.40%         9.05%
  20,001-25,000     4.57%      5.23%      5.88%      6.53%      7.19%       7.84%      8.49%         9.15%
  25,001-27,950     4.58%      5.23%      5.88%      6.54%      7.19%       7.84%      8.50%         9.15%
  27,951-50,000     5.33%      6.09%      6.85%      7.61%      8.37%       9.13%      9.89%        10.65%
  50,001-67,700     5.33%      6.09%      6.85%      7.61%      8.38%       9.14%      9.90%        10.66%
 67,701-141,250     5.56%      6.35%      7.15%      7.94%      8.74%       9.53%     10.32%        11.12%
141,251-307,050     5.99%      6.84%      7.70%      8.55%      9.41%      10.26%     11.12%        11.97%
  Over 307,050      6.34%      7.24%      8.15%      9.05%      9.96%      10.86%     11.77%        12.67%



----------

* Combined Tax Bracket includes Federal, State and New York City income taxes. Please note that the table does not reflect (i) any Federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed (other than New York City), or
     (iii) any taxes other than personal income taxes. The table assumes that Federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a Federal bracket, the highest state rate corresponding to the highest income within that Federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

                                   APPENDIX C


                        GENERAL CHARACTERISTICS AND RISKS
                             OF HEDGING TRANSACTIONS

     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Additional Investment Management Techniques. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.


PUT AND CALL OPTIONS ON SECURITIES AND INDICES

     The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

     The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

     The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


FUTURES CONTRACTS AND RELATED OPTIONS

     Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the T rust will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.


     Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Additional Investment Management Techniques will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

                                     PART C


                                OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(1)   Financial Statements



      Part A--Report of Independent Accountants.3


      Part B--Statement of Assets and Liabilities.3



(2)   Exhibits





          (a)    Agreement and Declaration of Trust.1
          (b)    By-Laws.1
          (c)    Inapplicable.
          (d)    Form of Specimen Certificate.3
          (e)    Form of Dividend Reinvestment Plan.3
          (f)    Inapplicable.
          (g)(1) Form of Investment Management Agreement.3
          (g)(2) Form of Sub-Investment Advisory Agreement.3
          (g)(3) Form of Waiver Reliance Letter.3
          (h)    Form of Underwriting Agreement.3
          (i)    Form of Deferred Compensation Plan for Independent Trustees.3
          (j)    Form of Custodian Agreement.3
          (k)    Form of Transfer Agency Agreement.3
          (l)    Opinion and Consent of Counsel to the Trust.3
          (m)    Inapplicable.
          (n)    Consent of Independent Public Accountants.3
          (o)    Inapplicable.
          (p)    Form of Initial Subscription Agreement.3
          (q)    Inapplicable.
          (r)(1) Code of Ethics of Trust.3
          (r)(2) Code of Ethics of Advisor and Sub-Advisor.3
          (s)    Powers of Attorney.2



----------

1     Filed previously.

2     Filed herewith.

3     To be filed by Amendment.



ITEM 25. MARKETING ARRANGEMENTS


     Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.


ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

       Registration fees ...........................          $
       New York Stock Exchange listing fee .........
       Printing (other than certificates) ..........
       Engraving and printing certificates .........
       Accounting fees and expenses ................
       Legal fees and expenses .....................
       NASD fee ....................................
       Miscellaneous ...............................
          Total ....................................          $


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

     None.


ITEM 28. NUMBER OF HOLDERS OF SHARES


                                                   NUMBER OF
       TITLE OF CLASS                           RECORD HOLDERS
       --------------                           ---------------
       Shares of Beneficial Interest .........        0

ITEM 29. INDEMNIFICATION

     Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

     5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or
(2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

     (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

     5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

     5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

     5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.


     Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 8 of the Underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.



ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Not Applicable


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent.


ITEM 32. MANAGEMENT SERVICES

     Not Applicable


ITEM 33. UNDERTAKINGS

     (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) Not applicable

     (3) Not applicable

     (4) Not applicable


     (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.


     (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.


     (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the day of March, 2002.




                                        /s/ Ralph L. Schlosstein
                                        ----------------------------------------
                                            Ralph L. Schlosstein
                                            Trustee, President, Chief Executive
                                            Officer and Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the
capacities set forth below on the     of March, 2002.






                 NAME                                      TITLE
-------------------------------------   -------------------------------------------
          /s/ Ralph L. Schlosstein      Trustee, President,Chief Executive Officer
 ----------------------------------        and Chief Financial Officer
              Ralph L. Schlosstein

                   *                    Trustee
 ----------------------------------
           Andrew F. Brimmer

                   *                    Trustee
 ----------------------------------
          Richard E. Cavanagh

                   *                    Trustee
 ----------------------------------
              Kent Dixon

                   *                    Trustee
 ----------------------------------
           Frank J. Fabozzi

                   *                    Trustee
 ----------------------------------
           Laurence D. Fink

                   *                    Trustee
 ----------------------------------
       James Clayburn La Force, Jr.

                   *                    Trustee
 ----------------------------------
           Walter F. Mondale

                   *                    Treasurer
 ----------------------------------
             Henry Gabbay


By: /s/ Ralph L. Schlosstein
    --------------------------------
        Ralph L. Schlosstein
        Attorney-in-fact


INDEX TO EXHIBITS


(s) Powers of Attorney